Exhibit a)



                         AGREEMENT FOR PURCHASE AND SALE
                         -------------------------------

                                       OF
                                       --

                                  REAL PROPERTY
                                  -------------






                                 By and Between




                            METRIC REAL ESTATE, L.P.
                                   as Seller,

                                       and


                          CAPTEC NET LEASE REALTY, INC.
                                    as Buyer.









                                October 31, 1997

                                TABLE OF CONTENTS
                                -----------------
ARTICLE                                                                   PAGE
-------                                                                   ----

1

BASIC DEFINITIONS..........................................................  1
-----------------
         Section 1.1  Closing Date.........................................  1
                      ------------
         Section 1.2  Contract Period......................................  1
                      ---------------
         Section 1.3  Inspection Period....................................  1
                      -----------------
         Section 1.4  Intangible Property..................................  1
                      -------------------
         Section 1.5  Leases...............................................  2
                      ------
         Section 1.6  Personal Property....................................  2
                      -----------------
         Section 1.7  Property.............................................  2
                      --------
         Section 1.8  Real Property........................................  2
                      -------------
         Section 1.9  Title Company........................................  2
                      -------------
         Section 1.10  Title Report........................................  2
                       ------------
2

PURCHASE AND SALE..........................................................  2
-----------------
         Section 2.1  Purchase and Sale....................................  2
                      -----------------
         Section 2.2  Purchase Price.......................................  3
                      --------------
         Section 2.3  Buyer's Review and Seller's Disclaimer...............  3
                      --------------------------------------
3

CONDITIONS PRECEDENT.......................................................  7
--------------------
         Section 3.1  Conditions...........................................  7
                      ----------
         Section 3.2  Failure or Waiver of Conditions Precedent............  8
                      -----------------------------------------
4

COVENANTS, WARRANTIES AND REPRESENTATIONS..................................  9
-----------------------------------------
         Section 4.1  Seller's Warranties and Representations..............  9
                      ---------------------------------------
         Section 4.2  [Omitted Intentionally].............................. 10

         Section 4.3  Buyer's Warranties and Representations............... 10
                      --------------------------------------
         Section 4.4  Buyer's Covenants.....................................11
                      -----------------
5

ESCROW AND CLOSING......................................................... 11
------------------
         Section 5.1  Escrow Arrangements.................................. 11
                      -------------------
         Section 5.2  Title Company's Duties and Closing................... 12
                      ----------------------------------
         Section 5.3  Closing Costs........................................ 13
                      -------------
         Section 5.4  Prorations........................................... 13
                      ----------
         Section 5.5  Closing Date......................................... 14
                      ------------
         Section 5.6  Insurance............................................ 14
                      ---------
         Section 5.7  Tenant Estoppels/Tenant Notice....................... 14
                      ------------------------------
         Section 5.8  Delivery of Original Documents....................... 15
                      ------------------------------
         Section 5.9  Filing of Reports.................................... 15
                      -----------------
6

DEPOSIT.................................................................... 15
-------

7

MISCELLANEOUS.............................................................. 17
-------------
         Section 7.1  Damage or Destruction................................ 17
                      ---------------------
         Section 7.2  Brokerage Commissions and Finder's Fees.............. 18
                      ---------------------------------------
         Section 7.3  Leasing Commissions.................................. 19
                      -------------------
         Section 7.4  Successors and Assigns............................... 19
                      ----------------------
         Section 7.5  Notices.............................................. 19
                      -------
         Section 7.6  Time................................................. 20
                      ----
         Section 7.7  Possession........................................... 20
                      ----------
         Section 7.8  Incorporation by Reference........................... 20
                      --------------------------
         Section 7.9  No Deductions or Off-Sets............................ 20
                      -------------------------
         Section 7.10 Attorneys' Fees...................................... 20
                      ---------------
         Section 7.11 Construction......................................... 21
                      ------------
         Section 7.12 Governing Law........................................ 21
                      -------------
         Section 7.13 Disclosure of Information............................ 21
                      -------------------------
         Section 7.14 Damages.............................................. 22
                      -------
         Section 7.15 Termination without Breach........................... 23
                      --------------------------
         Section 7.16 Counterparts......................................... 23
                      ------------
         Section 7.17 Entire Agreement..................................... 23
                      ----------------
EXHIBITS

Exhibit A1-4               -        Legal Description
Exhibit B                  -        Street Addresses and
                                    Purchase Price Allocation
Exhibit C                  -        Form of Inquiry Memorandum
Exhibit C-1                -        Schedule of Exceptions
Exhibit D                  -        Form of Special Warranty Deed
Exhibit E                  -        Form of General Assignment
Exhibit F                  -        Form of Bill of Sale
Exhibit G                  -        Form of Assignment of Leases
Exhibit H                  -        Form of Subordination, Attornment and
                                    Non-Disturbance Agreement
Exhibit I                  -        Form of FIRPTA Certificate
Exhibit J                  -        Form of Tenant Estoppel
Exhibit K                  -        Form of Tenant Notice

Schedule 1                 -        Schedule of Leases
Schedule 2                 -        Delivery Items Per Letter of Intent

                         AGREEMENT FOR PURCHASE AND SALE

                                       OF


                                  REAL PROPERTY

                           (Texas NCS Store Locations)


         THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY is made and entered into as of August 29, 1997 by and between METRIC REAL ESTATE, L.P., a California limited partnership ("Seller"), and CAPTEC NET LEASE REALTY, INC., a Delaware corporation ("Buyer").

         Buyer and Seller entered into a Purchase and Sale Agreement ("First Agreement") dated July 16, 1997 for the Property, as defined in Section 1.7. Buyer and Seller terminated the First Agreement on July 31, 1997 and now desire to execute this Agreement for Purchase and Sale in accordance with all the terms and conditions stated herein.


                                    ARTICLE 1

                                BASIC DEFINITIONS
                                -----------------

         Section 1.1 Closing Date. The term "Closing Date" shall mean the date upon which the escrow described in Article V closes, which date shall be no later than the date specified in Section 5.5 hereof.

         Section 1.2 Contract Period. The term "Contract Period" shall mean the period from the date of this Agreement through and including the Closing Date.

         Section 1.3 Inspection Period. The term "Inspection Period" shall mean the period following the date of this Agreement, ending at 5 p.m. Pacific Time on the later of (i) the thirtieth (30th) day following the execution of this Agreement or (ii) the tenth (10th) day following delivery of the last Revised Site Assessment (as defined below) to Buyer.

         Section 1.4 Intangible Property. The term "Intangible Property" shall mean Seller's rights and interests in the following: (i) the Leases, (ii) governmental licenses, permits and approvals held by Seller relating to the occupancy or use of the Real Property, if any, and (iii) existing warranties held by Seller and given by third parties with respect to the Real Property, if any.

         Section 1.5 Leases. The term "Leases" shall mean the leases and/or rental agreements described in Schedule 1 attached hereto and incorporated herein by this reference.

         Section 1.6 Personal Property. The term "Personal Property" shall mean Seller's interest, if any, in all furniture, fixtures, machinery, appliances, equipment and other personal property located on the Real Property and utilized in connection with the ownership and operation of the Real Property.

         Section 1.7 Property. The term "Property" shall mean the Real Property, the Personal Property and the Intangible Property.

         Section 1.8 Real Property. The term "Real Property" shall mean those certain parcels of real property more particularly described in Exhibit A 1-5 respectively attached hereto and incorporated herein by this reference (each a "Location") located in the State of Texas (including, without limitation, any and all improvements thereon, and all easements, rights of way and other rights appurtenant thereto) with mailing addresses as set forth on Exhibit B also made a part hereof.

         Section 1.9 Title Company. The term "Title Company" shall mean Chicago Title Company whose address for this transaction is as follows:

         Chicago Title Company
         288 Market Street
         San Francisco, CA  94111
         Attn:  Beth Bailey-Gates
         Escrow No.  19196
         Fax No.    (415) 434-2176
         Phone No.  (415) 291-5137

         Section 1.10 Title Report. The term "Title Report" shall refer collectively to the commitments for an owner's policy of title insurance with respect to each location of the Real Property issued by Title Company under its Order Nos. 204648-B, 204648-H, 204648-J, 204648-K and 204648-C respectively.

                                    ARTICLE 2

                                PURCHASE AND SALE
                                -----------------

         Section 2.1 Purchase and Sale. Seller agrees to sell the Property to Buyer, and Buyer agrees to purchase the Property from Seller upon all of the terms, covenants and conditions set forth in this Agreement.

         Section 2.2 Purchase Price. The purchase price for the Property (the "Purchase Price") shall be the sum of Four Million Three Hundred Six Thousand Three Hundred Forty-Six and No/100 Dollars ($4,306,346.00) payable as follows:

         (a)      Payment of the Deposit (as defined below); and

         (b) The balance of the Purchase Price shall be paid in cash through the escrow established pursuant to Section 5.1 on the Closing Date.

         Section 2.3  Buyer's Review and Seller's Disclaimer.

         (a) Seller has furnished to Buyer copies of a current preliminary title report or title commitment and applicable title exception documents, a survey and Lease for each of the Locations. Seller is in the process of revising certain of the Phase I Environmental Site Assessments ("Revised Site Assessments"). Buyer shall have ten (10) days after receipt of the last of the Revised Site Assessments to review and approve the Revised Site Assessments. By placing its initials in the space provided below, Buyer acknowledges its receipt of each of the documents to be delivered by Seller pursuant to the Letter of Intent and specified in Schedule 1 and Schedule 2 attached hereto (collectively "Documents") with the exception of the Revised Site Assessments.

                              Buyer's Initials: /s/
                                                ---

         Buyer shall have until the end of the Inspection Period to approve in writing such Documents. Any Document not expressly disapproved by Buyer in writing, respectively on or before the end of the Inspection Period shall be deemed approved.

         Any exceptions to the Title Report, the surveys, or other documents and information pertaining to exceptions to title not expressly disapproved by Buyer in writing on or before the end of the Inspection Period, shall be deemed approved and shall be referred to as the "Approved Exceptions." Within five (5) days after any notice from Title Company identifying the need to amend or add any exception to the Title Report (which notice Seller shall cause Title Company to promptly deliver to Buyer), Buyer shall notify Seller of any objections Buyer may have to said amendment or addition, failure to disapprove such amendment or addition shall be deemed to be approval. Seller shall use reasonable efforts to remove as matters affecting title any disapproved exceptions prior to the Closing Date, but Seller shall not be required to institute any litigation or incur any cost in excess of $2,500 to do so. If, prior to the Closing Date, Seller notifies Buyer that Seller will not or will not be able to remove any of the disapproved exceptions, then, within five (5) days after the giving of such notice by Seller, or prior to the Closing Date, whichever is earlier, Buyer shall give Seller and Title Company written notice, either that Buyer (i) waives its prior disapproval of the disapproved exceptions and accepts such title as Seller is willing to convey, or (ii) terminates this Agreement, in which event neither Seller nor Buyer shall have any further rights or obligations hereunder excepting the obligation of the Seller to cause the Title Company to promptly return the Deposit (as defined below) to Buyer and Buyer's indemnification obligations under Section 2.3(c) and Section 7.13(c) hereto, each of which obligations shall survive such termination.

         (b) Buyer has inspected each Location and upon execution of this Agreement is deemed to approve the physical aspects of each Location, subject to
Section 2.3(a) hereof and the condition set forth in Section 3.1(a)(ii) hereof.

         (c) Subject to the provisions of Section 2.3(b), prior to expiration of the Inspection Period, Buyer shall have the right, at its sole cost and expense, to review the Documents and copy all of Seller's non-privileged and non-confidential documents and information relating to the operation or condition of the Property and to conduct whatever inspections, studies, tests and investigations Buyer desires to conduct relating to the Property including, without limitation, the physical, environmental, economic and legal condition of the Property (the "Inspections"). Buyer shall indemnify and defend Seller against and hold Seller harmless from any and all loss, cost, claim, liability and expense (including reasonable attorneys' fees) arising out of Buyer's activities on the Real Property during the Inspection Period. Prior to expiration of the Inspection Period, Buyer shall complete the Inspections and notify Seller in writing of its approval or disapproval of the Property. Failure to timely disapprove the Property in writing shall be deemed to be approval by Buyer and constitute Buyer's waiver of the condition set forth in Section 3.1(a)(i) below. In the event Buyer shall disapprove any Location pursuant to this Section 2.3(c), Seller shall have the right to (i) consummate the transaction contemplated hereby with respect to only such Locations as have been approved by Buyer or (ii) terminate this Agreement.

         (d) Buyer hereby agrees that the waiver or satisfaction of the conditions set forth in Section 3.1(a)(i) through (iii) below shall constitute an acknowledgment that Buyer (a) has concluded whatever studies, tests, and investigations Buyer desired to conduct relating to the Property including, without limitation, economic reviews and analyses, appraisals, soils tests, engineering analyses, environmental analyses and analysis of any applicable records of the planning, building, public works or any other governmental or quasi-governmental entity having or asserting jurisdiction over the Property;
(b) has reviewed and read (or has elected not to do so) and has understood all instruments affecting the Property and/or its value which Buyer deems relevant, including, without limiting the generality of the foregoing, all documents referred to in the Title Report and all leases, operating statements, demographic studies and market analyses; (c) and its consultants have made all such independent studies, analyses, appraisals and investigations, as Buyer has deemed necessary, including, without limitation, those relating to environmental matters and the leasing, occupancy and income of the Property; (d) is relying solely on its own investigations as to the Property and its value and is assuming the risk that adverse physical, economic or other conditions (including, without limitation, adverse environmental conditions (including, without limitation, soils and groundwater conditions) and status of compliance with the requirements of the Americans With Disabilities Act of 1990) may not have been revealed by such investigation; and (e) that Seller has given Buyer every opportunity to consider, inspect and review to its satisfaction the physical, environmental, economic and legal condition of the Property and all files and information in Seller's possession which Buyer deems material to the purchase of the Property.

         (e) Except as otherwise expressly provided in Section 4.1 below, Seller disclaims the making of any representations or warranties, express or implied, regarding the Property or its value or matters affecting the Property, including, without limitation, the physical condition of the Property, title to or the boundaries of the Real Property, pest control matters, soil condition, hazardous waste, toxic substance or other environmental matters, compliance with the Americans With Disabilities Act of 1990, or other building, health, safety, land use and zoning laws, regulations and orders, structural and other engineering characteristics, traffic patterns and all other information pertaining to the Property. Buyer, moreover, acknowledges (i) that Seller did not develop or construct the Real Property, (ii) that Buyer has entered into this Agreement with the intention of making and relying upon its own investigation of the physical, environmental, economic and legal condition of the Property and (iii) that Buyer is not relying upon any representations and warranties, other than those specifically set forth in Section 4.1 below, made by Seller or anyone acting or claiming to act on Seller's behalf concerning the Property or its value. Buyer further acknowledges that it has not received from

Seller any accounting, tax, legal, architectural, engineering, property management or other advice with respect to this transaction and is relying solely upon the advice of its own accounting, tax, legal, architectural, engineering, property management and other advisors. Buyer agrees that the Property is to be sold to and accepted by Buyer in its "AS IS" condition and WITH ALL FAULTS on the Closing Date and Buyer assumes the risk that adverse physical, environmental, economic or legal conditions may not have been revealed by its investigation.

BUYER REPRESENTS TO SELLER THAT BUYER SHALL CONDUCT ALL INSPECTIONS BUYER DEEMS NECESSARY, UNDERSTANDING THAT THE CONVEYANCE OF THE PROPERTY SHALL BE "AS-IS", "WHERE-IS", "WITH ALL FAULTS", AND THAT SELLER IS RELYING UPON THE FACT THAT BUYER WILL CONDUCT SUCH INSPECTIONS (INCLUDING WITHOUT LIMITATION SOIL TESTS,
ASBESTOS TESTS, HAZARDOUS WASTE ANALYSES, AND ANY OTHER ENVIRONMENTAL INVESTIGATIONS) AS BUYER DEEMS NECESSARY. BUYER WARRANTS THAT BUYER HAS EXPERIENCE IN SUCH MATTERS AND THAT BUYER WILL EXERCISE DUE DILIGENCE AND GOOD FAITH IN MAKING A FULL AND COMPLETE INSPECTION, INVESTIGATION AND REVIEW AS AFORESAID. IT IS UNDERSTOOD THAT THE SALES PRICE REFLECTS THAT THE PROPERTY IS BEING SOLD BY SELLER AND THAT BUYER IS ACQUIRING THE PROPERTY "AS IS" AND "WHERE IS" AND "WITH ALL FAULTS" AND THAT SELLER HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, WITH RESPECT TO THE QUALITY, PHYSICAL CONDITION, EXPENSES, VALUE OF THE PROPERTY OR IMPROVEMENTS THEREON, COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT, FAIR HOUSING ACT OR OTHER LAWS REGARDING DISCRIMINATION OR HANDICAPPED ACCESSIBILITY, PRESENCE/ABSENCE OF ANY HAZARDOUS MATERIALS, ELECTROMAGNETIC FIELD EXPOSURE LEVELS OR ANY OTHER MATTER OR THING AFFECTING OR RELATED TO THE PROPERTY (INCLUDING, WITHOUT LIMITATION, WARRANTIES OF HABITABILITY OR SUITABILITY OR WARRANTIES OF MERCHANTABILITY AND/OR OF FITNESS FOR A PARTICULAR PURPOSE),WHICH MIGHT BE PERTINENT IN CONSIDERING THE MAKING OF THE PURCHASE OF THE PROPERTY, AND BUYER, BY ACCEPTANCE HEREOF, DOES HEREBY RELEASE AND FOREVER DISCHARGE SELLER AND SELLER'S SUCCESSORS AND ASSIGNS FROM ANY AND ALL CLAIMS, OBLIGATIONS AND LIABILITIES (WHETHER BASED IN TORT, CONTRACT OR OTHERWISE) ATTRIBUTABLE, IN WHOLE OR IN PART, TO ANY SUCH REPRESENTATION AND/OR ALLEGED REPRESENTATION.

         (f) Except with respect to any claims arising out of any breach of covenants, representations or warranties set forth in Sections 4.1 or 4.2 below, Buyer, for itself and its agents, affiliates, successors and assigns, hereby releases and forever discharges Seller, its agents, advisors, partners, affiliates, successors and assigns from any and all rights, claims and demands at law or in equity, whether known or unknown at the time of this agreement, which Buyer has or may have in the future, arising out of the physical, environmental, economic or legal condition of the Property. Buyer hereby specifically acknowledges that Buyer has carefully reviewed this subsection and discussed its import with legal counsel and that the provisions of this subsection are a material part of this Agreement.

                              Buyer's Initials: /s/
                                                ---

Buyer hereby specifically waives the provisions of Section 1542 of the California Civil Code ("Section 1542"). Section 1542 provides:

                  A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which, if known by him, must have materially affected his settlement with the debtor.

                                    ARTICLE 3

                              CONDITIONS PRECEDENT
                              --------------------

         Section 3.1  Conditions.

         (a) Buyer's obligation to purchase the Property shall be subject to and contingent upon the satisfaction or waiver (which waiver shall be in writing except where failure to respond constitutes waiver as provided in Section 2 above) by Buyer of the following conditions precedent:

                  (i) Buyer's inspection and approval, within the Inspection Period, of all physical, environmental, economic and legal matters relating to the Property, pursuant to Section 2.3 above.

                  (ii) Buyer's written notification to Seller on or before December 5, 1997 of Buyer's receipt and approval of MAI appraisals of all of the Locations, performed on behalf of Buyer and at Buyer's expense, which result in an aggregate appraised fair market value of the Locations of not less than the Purchase Price.

                  (iii) The willingness of Title Company or some other reputable title insurer to issue its Texas standard owner's form policies of title insurance (collectively "Buyer's Title Policies"), insuring Buyer in the amount of the Purchase Price allocated to each Location as set forth on Exhibit B, respectively, that title to such Location is vested of record in Buyer on the Closing Date, subject only to the printed conditions and exceptions of such policy and such other exceptions as approved by Buyer during the Inspection Period; with extended coverage endorsements, if available, insuring over the general exceptions and/or exclusions otherwise contained in such title policies.

                  (iv) Satisfaction or waiver of each and every condition to closing to be satisfied or waived by Seller as set forth in that certain Agreement for Purchase and Sale of Real Property dated as of even date herewith by and between Metric Income Trust Series, Inc. and Buyer with respect to certain real property located in the states of California and Georgia as more particularly described therein (the "Companion Contract") and the closing of the transactions contemplated therein concurrently with the closing of the transactions contemplated hereby.

         (b) Notwithstanding anything in this Agreement to the contrary, Seller's obligation to sell the Property shall be subject to and contingent upon the satisfaction or waiver by Seller of the following conditions precedent:

                    (i)    [Omitted Intentionally]

                   (ii) The willingness of Title Company to issue the Buyer's Title Policies.

                  (iii) Buyer's timely satisfaction or waiver of the conditions set forth in Section 3.1(a)(i) through (iii) above.

                   (iv) Satisfaction or waiver of each and every condition to closing to be satisfied or waived by Buyer as set forth in that certain Agreement for Purchase and Sale of Real Property dated as of even date herewith by and between Metric Income Trust Series, Inc. and Buyer with respect to certain real property located in California and Georgia as more particularly described therein (the "Companion Contract") and the closing of the transactions contemplated therein concurrently with the closing of the transactions contemplated hereby.

         Section 3.2 Failure or Waiver of Conditions Precedent. In the event any of the conditions set forth in Section 3.1 are not fulfilled or waived by the party intended to be benefited thereby, this Agreement shall terminate. Either party may, at its election, at any time or times on or before the date specified for the satisfaction of the condition, waive in writing the benefit of any of the conditions set forth in Section 3.1(a) and 3.1(b) above. Buyer's failure to notify Seller in writing of the failure of any of the conditions set forth in
Section 3.1(a) on or before the date specified for satisfaction shall constitute a waiver of such condition. In any event, Buyer's consent to the close of escrow pursuant to this Agreement shall waive any remaining unfulfilled conditions.

                                    ARTICLE 4

                    COVENANTS, WARRANTIES AND REPRESENTATIONS
                    -----------------------------------------

         Section 4.1 Seller's Warranties and Representations. Seller hereby represents and warrants to Buyer as follows:

         (a) This Agreement has been approved by the investment committee of Seller's general partner. Seller has full power and lawful authority to enter into and carry out the terms and provisions of this Agreement and to execute and deliver all documents which are contemplated by this Agreement and all actions of Seller and its general partner necessary to confer such power and authority upon the persons executing this Agreement and all documents which are contemplated by this Agreement on behalf of Seller have been taken; and

         (b) Minton J. Newell, the authorized agent of Seller ("Agent"), based solely upon inquiry, by means of the Inquiry Memorandum attached to this Agreement as Exhibit C (the "Inquiry Memorandum"), of the individuals listed thereon, each of whom responded to such Inquiry Memorandum, and without any independent investigation or further inquiry, has no Actual Knowledge (as defined below), as of the date hereof, except as specifically set forth in Exhibit C-1 attached hereto and incorporated herein by reference, that:

                    (i) Seller  has   received  any  written   notice  from  any
         governmental authorities that eminent domain proceedings for the condemnation of the Real Property are pending;

                   (ii) Seller has received any written notice of any threatened or pending litigation against Seller which would materially and adversely affect the Real Property;

                  (iii) Seller has received any written notice from any governmental authority that the improvements located on the Real Property are presently in violation of any applicable building codes; or

                   (iv) Seller has received any written notice from any governmental authority that Seller's use of the Real Property is presently in violation of any applicable zoning, environmental, land use or other law, order, ordinance, rule or regulation affecting the Real Property.

As used in this Section 4.1(b), the phrase "Actual Knowledge" shall refer only to the current actual knowledge of Minton J. Newell and shall not be construed, by imputation or otherwise, to refer to the knowledge of Seller or of any officer, director, agent, manager, representative, employee or advisor of Seller, or of any advisor to Seller, or any officers, directors or employees of any advisor or its affiliates, or impose upon Minton J. Newell any duty to inquire into or investigate the matter to which such actual knowledge, or absence thereof, pertains.

         Section 4.2  [Omitted Intentionally]

         Section 4.3 Buyer's Warranties and Representations. Buyer hereby represents and warrants to Seller that (a) Buyer and any entity to which Buyer may assign this Agreement pursuant to Section 7.4 below have, and as of the Closing Date shall have, full power and lawful authority to enter into and carry out the terms and conditions of this Agreement and to execute and deliver all documents which are contemplated by this Agreement, (b) all actions necessary to confer such power and authority upon the persons executing this Agreement and all documents which are contemplated by this Agreement to be executed on behalf of Buyer or its assignee have been taken, (c) Buyer is duly qualified and authorized to do business in, and is in good standing under the laws of, the State of Michigan, (d) Buyer is not an "employee benefit plan" (as defined in
Section 3 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (e) Buyer is not a "governmental plan" within the meaning of Section 3(32) of ERISA or a "plan" within the meaning of Section 4975(e)(1) of the Internal Revenue Code (the "Code"), (f) Buyer is acquiring the Property for its own account and no part of the assets of Buyer constitute "plan assets" of an "employee benefit plan" within the meaning of 29 C.F.R. Section 2510.3-101, (g) neither Buyer nor any shareholder, officer, partner, manager, member or advisor of Buyer is (1) an Affiliate (as defined below) of Seller or SSR (as defined below), (2) a "party in interest" as defined in Section 3(14) of ERISA, or (3) a "disqualified person" as defined in Section 4975(e)(2) of the Code, and (h) one or more of the following circumstances is true: (1) equity interests in Buyer are "publicly offered securities" within the meaning of 29 C.F.R. Section 2510.2-101(b)(2), (2) less than 25% of all equity interests in Buyer are held by "benefit plan investors" within the meaning of 29 C.F.R. Section 2510.3-101(f)(2), or (3) Buyer is a corporation that qualifies as either an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. Section 2510.3-101(c) and (e).

         Section 4.4 Buyer's Covenants. Buyer hereby covenants and agrees to diligently pursue obtaining the MAI appraisals described in Section 3.1(a)(ii) immediately following the mutual execution of this Agreement in order that the condition precedent set forth in Section 3.1(a)(ii) may be timely satisfied.


                                    ARTICLE 5

                               ESCROW AND CLOSING
                               ------------------

         Section 5.1 Escrow Arrangements. An escrow for the purchase and sale contemplated by this Agreement has been opened by Seller with Title Company. On or before the Closing Date, Seller and Buyer shall deliver escrow instructions to the Title Company consistent with this Article 5 and the parties shall deposit in escrow the funds and documents described below.

         (a)      Buyer shall deposit or cause to be deposited:

                    (i) the balance of the Purchase Price (net of the Deposit) ("Buyer's Funds"), plus sufficient cash to pay Buyer's share of all escrow costs, prorations and closing expenses as set forth in Section
         5.3 and 5.4 below;

                   (ii) with respect to each Location, a counterpart General Assignment (as defined in subparagraph (b)(ii) below, duly executed by Buyer;

                  (iii) with respect to each Location, a counterpart Assignment of Lease (as defined in subparagraph (b)(iv) below), duly executed and acknowledged by Buyer;

                   (iv) all other documents necessary to close this transaction and the transaction contemplated by the Companion Contract as may be requested by Title Company.

         (b) Seller shall deposit:

                    (i) a duly executed and acknowledged special warranty deed to each of the Locations each, respectively, in the form attached to this Agreement as Exhibit D (each a "Deed" and collectively, the "Deeds");

                   (ii) with   respect  to  each   Location,   a  duly  executed
         assignment of Seller's interest in the Intangible Property in the form attached to this Agreement as Exhibit E (the "General Assignment");

                  (iii) with respect to each Location, a duly executed bill of sale in the form attached to this Agreement as Exhibit F (the "Bill of Sale");

                   (iv) with respect to each Location, a counterpart assignment by Seller and assumption by Buyer of Seller's interest in the Lease affecting such Location as of the Closing Date in the form attached hereto as Exhibit G (the "Assignment of Lease"), duly executed and acknowledged by Seller;

                    (v) with   respect  to  each  Location,   a   Subordination,
         Attornment and Non-Disturbance Agreement in the form attached hereto as Exhibit H, executed by the tenant at such Location (the "SNDA").

                   (vi) a certificate from Seller certifying the information required by 1445 of the Internal Revenue Code and the regulations issued thereunder to establish, for the purposes of avoiding Buyer's tax withholding obligations, that Seller is not a "foreign person" as defined in Internal Revenue Code 1445(f)(3) in the form attached to this Agreement as Exhibit I (the "FIRPTA Certificate");

                  (vii) with   respect  to  each  Location,  the  duly  executed
         estoppel certificate required pursuant to Section 5.7 below; and

                 (viii) with respect to each Location, the duly executed Tenant Notice (as defined in Section 5.7 below.

         Section 5.2 Title Company's Duties and Closing. Seller and Buyer shall instruct Title Company to close escrow on the Closing Date by:

                  (a) Recording all documents as may be necessary to clear title in accordance with the requirements of the Title Report applicable to each Location, subject only to the Approved Exceptions;

                  (b) Recording the Deeds in the appropriate counties consistent with each Location and instructing the County Recorder of each such County not to affix the amount of any documentary or transfer taxes to the Deed but to attach a separate statement to such Deed after recording;

                  (c) Paying all closing costs and making all prorations in accordance with Sections 5.3 and 5.4 of this Agreement and a closing statement of adjustments and prorations prepared by Title Company and approved by Buyer and Seller prior to the Closing Date (the "Closing Statement");

                  (d) Delivering to Buyer the Buyer's Title Policies; Title Company's certified Closing Statement; conformed copies of the Deeds and any other documents recorded at closing showing available recordation information (collectively, the "Recorded Documents"), an original with respect to each Location of each of the Assignment of Lease, the Bill of Sale, the General Assignment and copies of all other documents delivered to Title Company; and

                  (e) Delivering to Seller the entire Purchase Price, plus or minus closing adjustments and prorations, Title Company's certified Closing Statement, conformed copies of the Recorded Documents, an original with respect to each Location of each of the Assignment of Lease, the Bill of Sale, the General Assignment and copies of all other documents delivered to Title Company.

         Section 5.3 Closing Costs. Seller shall pay (a) the local governmental documentary transfer or transaction taxes or fees due on the transfer of the Property from Seller to Buyer (the portion of the Purchase Price allocated to each Location is set forth on Exhibit B in order to facilitate the calculation of such transfer taxes); (b) one half of the escrow fee charged by Title Company; (c) the cost for standard owner's title coverage with respect to each Location; and (d) the cost of an ALTA survey with respect to each Location. Buyer shall pay (a) the extra premium for any excess or over standard title coverage, if available, -- for example, any requested endorsements, including, without limitation, any endorsements insuring over the general exceptions and/or exclusions otherwise contained in Title Company's standard form of owner's policy of title insurance; and (b) one half of the escrow fee charged by the Title Company. Each party shall pay its own attorneys' fees.

         Section 5.4  Prorations.

         (a) Real property taxes and assessments shall not be prorated inasmuch as the tenant for each Location is obligated to pay such taxes and assessments under the relevant lease. Rent (whether prepaid or applicable to the current rental period) and all other items of income and expense with respect to the Property shall be prorated between Seller and Buyer as of the Closing Date. All such items attributable to the period through and including the Closing Date shall be credited to Seller. All such items attributable to the period following the Closing Date shall be credited to Buyer. If either Buyer or Seller receives any revenues attributable to the period during which it is not the owner of the Property, said party shall promptly forward such amounts to the other party (if such revenues are only partially attributable to the period during which said party is not the owner of the Property, the amount paid to the other party shall be based upon proration as of the Closing Date as set forth above). Buyer shall use its best efforts to collect and assist Seller in collecting any revenue which is owed to Seller as of the Closing Date or which comes due thereafter.

         (b) Buyer and Seller shall cooperate to produce on or before the Closing Date a schedule of prorations which is as complete and accurate as reasonably possible. All prorations which can be reasonably estimated as of the Closing Date shall be made in escrow on the Closing Date. All other prorations and any adjustments to initial estimated prorations, shall be made by Buyer and Seller within thirty (30) days following the Closing Date or such later time as may be required, in the exercise of due diligence, to obtain the necessary information for proration. Any net credit due one party from the other as a result of such post-closing prorations and adjustments shall be paid to the other in cash immediately upon the parties' written agreement to a final schedule of post-closing adjustments and prorations which obligation shall survive the Closing for a period of 180 days.

         Section 5.5 Closing Date. The Closing Date shall occur on a date mutually agreed upon by Buyer and Seller, which shall be not later than December 16, 1997.

         Section  5.6  Insurance.   Seller's  existing  liability  and  property
insurance pertaining to the Property shall be cancelled as of the Closing Date, and Seller shall receive any premium refund due thereon.

         Section 5.7 Tenant Estoppels/Tenant Notice. Seller shall use commercially reasonable efforts to obtain and to deliver to Buyer on or before the Closing Date an estoppel certificate substantially in the form attached hereto as Exhibit J from the tenant with respect to each Location; provided, however, that if the lease between Seller and any such tenant mandates delivery by such tenant of an estoppel certificate, Seller shall cause such delivery. In the event Seller is unable to obtain such a certificate from the tenant of the Property with respect to any given Location prior to the Closing Date, Seller shall have the right to deliver to Buyer, in lieu thereof, a certificate from Seller containing the same certifications. Buyer agrees that with respect to any Location for which a certificate executed by Seller is provided, if Seller delivers to Buyer after the close of escrow an estoppel certificate satisfying the requirements of this Section 5.7 and executed by the tenant, Buyer will accept such tenant estoppel and the certificate executed by Seller with respect to such Lease shall have no further force and effect.

         Upon Closing, Seller shall execute and deliver to Buyer a notice to tenant with respect to each Location in the form attached hereto as Exhibit K (the "Tenant Notice").

         Section 5.8 Delivery of Original Documents. Seller agrees to deliver to Buyer on or immediately following the Closing Date all original Leases, service contracts, plans and specifications, plot plans, written third party contracts and warranties, surveys, soils reports and other original documents, if any, in Seller's possession pertaining to the Property.

         Section 5.9 Filing of Reports. Title Company shall be solely responsible for the timely filing of any reports or returns required pursuant to the provisions of Section 6045(e) of the Internal Revenue Code of 1986 (and any similar reports or returns required under any state or local laws) in connection with the closing of the transactions contemplated in this Agreement.

                                    ARTICLE 6

                                     DEPOSIT
                                     -------

         Within two (2) days of the mutual execution of this Agreement, Buyer shall deposit in an escrow established with the Title Company with respect to this transaction, cash in the amount of $25,000.00. Within two (2) working days following expiration of the Inspection Period, Buyer shall deposit in escrow the additional sum of $50,000.00 in cash or certified funds. Title Company shall invest all funds so deposited in an interest-bearing cash-management account reasonably acceptable to Buyer and Seller. The funds so deposited and all interest thereon are referred to collectively as the "Deposit." From and after the date that the conditions precedent set forth in Sections 3.1(a)(i) through
(iii) above shall have been satisfied or waived, the Deposit shall be non-refundable to Buyer (except as expressly provided below). In the event that Buyer shall breach, be unable or otherwise fail to perform its obligations hereunder, then the entire amount of the Deposit shall be paid by Title Company to Seller and retained by Seller.

         ANY DEFAULT BY BUYER IN THE PERFORMANCE OF ITS OBLIGATION UNDER THE COMPANION CONTRACT SHALL CONSTITUTE A DEFAULT OF BUYER'S OBLIGATIONS HEREUNDER.

IN THE EVENT OF DEFAULT BY BUYER IN THE PERFORMANCE OF ITS OBLIGATIONS HEREUNDER OR UNDER THE COMPANION CONTRACT, SELLER SHALL HAVE THE RIGHT TO TERMINATE THIS AGREEMENT FORTHWITH AND WITHOUT FURTHER OBLIGATIONS TO BUYER AND TO OBTAIN IMMEDIATE DISBURSEMENT OF AND TO RETAIN THE DEPOSIT THEN HELD BY ESCROW HOLDER UNDER THIS AGREEMENT AND UNDER THE COMPANION CONTRACT. SUCH RETENTION OF THE DEPOSIT IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3769 OR 3275, BUT INSTEAD, IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO SECTIONS 1671, 1676 AND 1677 OF THE CALIFORNIA CIVIL CODE. THE PARTIES ACKNOWLEDGE THAT THE ACTUAL DAMAGES WHICH WOULD RESULT TO SELLER AS A RESULT OF SUCH FAILURE WOULD BE EXTREMELY DIFFICULT TO ESTABLISH. IN ADDITION, BUYER DESIRES TO HAVE A LIMITATION PUT UPON ITS POTENTIAL LIABILITY TO SELLER IN THE EVENT THAT THIS TRANSACTION SHALL FAIL TO CLOSE. BY PLACING THEIR RESPECTIVE INITIALS IN THE SPACES HEREINAFTER PROVIDED, THE PARTIES ACKNOWLEDGE THAT UPON THE BREACH, INABILITY OR FAILURE TO PERFORM BY BUYER UNDER THE TERMS OF THIS AGREEMENT AND/OR THE COMPANION CONTRACT, SELLER SHALL BE ENTITLED TO LIQUIDATED DAMAGES IN THE AMOUNT OF THE DEPOSIT HEREUNDER AND THEREUNDER AND THAT SELLER'S RECEIPT AND RETENTION OF THE DEPOSIT HEREUNDER AND THEREUNDER SHALL BE THE SOLE REMEDY OF SELLER AT LAW IN THE EVENT OF SUCH BREACH, INABILITY OR FAILURE TO PERFORM BY BUYER.


         FURTHER, BY PLACING THEIR RESPECTIVE INITIALS IN THE SPACES HEREINAFTER PROVIDED, THE PARTIES HERETO ALSO AGREE THAT IN THE EVENT BUYER SHALL ELECT TO POSTPONE THE CLOSING WITH RESPECT TO ANY AFFECTED LOCATION AS PERMITTED UNDER
SECTION 7.1(b) HEREOF, THEN ANY AFFECTED LOCATION ADDITIONAL DEPOSIT (AS DEFINED IN SECTION 7.1(b)) SHALL CONSTITUTE LIQUIDATED DAMAGES IN ACCORDANCE WITH THE PROVISIONS OF THIS ARTICLE 6 AND THAT IN THE EVENT BUYER SHALL BREACH, BE UNABLE OR OTHERWISE FAIL TO PERFORM ITS OBLIGATIONS HEREUNDER WITH RESPECT TO SUCH AFFECTED LOCATION, SELLER SHALL HAVE THE RIGHT TO TERMINATE THIS AGREEMENT AS TO SUCH AFFECTED LOCATION FORTHWITH AND WITHOUT FURTHER OBLIGATION TO BUYER AND TO OBTAIN IMMEDIATE DISBURSEMENT OF AND TO RETAIN THE AFFECTED LOCATION ADDITIONAL DEPOSIT THEN HELD BY ESCROW HOLDER UNDER THIS AGREEMENT AS LIQUIDATED DAMAGES AND THAT SELLER'S RECEIPT AND RETENTION OF SUCH AFFECTED LOCATION ADDITIONAL DEPOSIT SHALL BE THE SOLE ADDITIONAL REMEDY OF SELLER AT LAW IN THE EVENT OF SUCH BREACH, INABILITY OR FAILURE TO PERFORM BY BUYER WITH RESPECT TO SUCH AFFECTED LOCATION.

                  BUYER ( /s/ ) AND SELLER ( /s/ ) AGREE.

In the event that this transaction is consummated as contemplated by this Agreement, then the entire amount of the Deposit hereunder shall be applied to the Purchase Price hereunder and shall be paid by Title Company to Seller.

Buyer shall have the right to terminate this Agreement and the Companion Contract and the entire amount of the Deposit shall be returned immediately to Buyer in the event that (a) Buyer shall have performed fully or tendered performance of its obligations hereunder and under the Companion Contract and
(b) Seller shall be unable or fail to convey the Property to Buyer as provided in this Agreement. In the event, and only in the event, that Seller's breach under clause (b) shall be attributable to Seller's willful or voluntary default in its obligation to convey the Property to Buyer as provided in this Agreement, then, subject to Section 7.14 hereof, Buyer may pursue any remedy available at law for damages.


                                    ARTICLE 7

                                  MISCELLANEOUS
                                  -------------

         Section 7.1  Damage or Destruction.

         (a) Subject to the provisions of subsection (b) below, Buyer shall be bound to purchase the Property for the Purchase Price as required by the terms of this Agreement without regard to the occurrence during the Contract Period of any damage to or destruction of the Improvements ("Contract Period Damage"). Buyer shall receive a credit in escrow in the amount of any insurance proceeds (net of reasonable costs incurred in securing such proceeds) collected by Seller prior to the Closing Date as a result of any Contract Period Damage to the Property pursuant to subsection (c) below. Seller promptly shall deliver to Buyer any such insurance proceeds as shall be collected by Seller following the Closing Date.

         (b) Notwithstanding the foregoing, if the cost of repair, replacement or restoration of the Improvements at any affected Location attributable to any Contract Period Damage exceeds twenty percent (20%) of the Purchase Price allocated to the affected Location as determined by the insurer of such Improvements, then Buyer, by written notice (the "Postponement Notice") given to Seller as soon as practicable and prior to the Closing Date, may elect to postpone the Closing Date with respect to such Location until the Improvements at such Location have been repaired, replaced or restored by the tenant therein, or at Seller's sole option by Seller, to substantially their condition prior to the Contract Period Damage. Concurrently with the delivery of the Postponement Notice, Buyer shall deposit $25,000 in escrow as an additional earnest money deposit with respect to such affected Location (the "Affected Location Additional Deposit"), which deposit shall be subject to the provisions of
Article 6 hereof. Escrow with respect to the affected Location shall close promptly within thirty (30) days of Seller's written notice to Buyer of the completion of the repair, replacement or restoration of the Contract Period Damage. In the event such Contract Period Damage is not repaired, replaced, or restored, as the case may be, within one (1) year of Seller's receipt of Buyer's Postponement Notice, Seller or Buyer may elect to terminate this Agreement as it pertains to such affected Location and the entire amount of the Affected Location Additional Deposit shall be immediately refunded to Buyer.

         (c) Upon the occurrence of any Contract Period Damage, Seller may, but shall not be obligated to, use any insurance proceeds collected with respect to such Contract Period Damage to repair, replace or restore the Property at the affected Location to the extent reasonably feasible prior to the Closing Date. Seller's election to commence the repair, replacement or restoration of the Property at the affected Location shall in no way imply that Seller has made any representation or warranty with respect to any work performed in connection with such repair, replacement or restoration ("Seller's Repairs").

         (d) Notwithstanding anything in this Agreement to the contrary, the insurance proceeds to be credited or delivered to Buyer pursuant to Section 7.1(a), if any, shall exclude business interruption or rental loss insurance proceeds, if any, allocable to the period through the Closing Date, which proceeds shall be retained by Seller.

         Section 7.2 Brokerage Commissions and Finder's Fees. Each party to this Agreement warrants to the other that each party to this Agreement is acting as a principal and not as an agent or broker for any other person or entity and that, except for the commissions mentioned below, no person or entity can properly claim a right to a real estate commission, real estate finder's fee, real estate acquisition fee or other real estate brokerage-type compensation (collectively, "Real Estate Compensation") based upon the acts of that party with respect to the transaction contemplated by this Agreement (and with respect to the Georgia Location, no notice(s) of lien for any such services has been received). Each party hereby agrees to indemnify and defend the other against and to hold the other harmless from any and all loss, cost, liability or expense (including, but not limited to, attorneys' fees and returned commissions) resulting from any claim for Real Estate Compensation by any person or entity based upon such acts or from payment of Real Estate Compensation to any person by Buyer or by any entity affiliated with Buyer. Buyer acknowledges that Seller shall pay Real Estate Compensation to Damon Raike & Company and Arroyo & Coates (each a "Broker", collectively, "Brokers") pursuant to the separate written agreements between Seller and each Broker, respectively. Buyer further acknowledges that Metric Property Management, Inc. may also receive Real Estate Compensation from Seller.

         Section 7.3 Leasing Commissions. Seller shall indemnify, protect, defend and hold Buyer harmless from and against any leasing commissions payable in connection with the current terms of the Leases (specifically excluding therefrom any commission for option periods, renewal periods, extension periods or waivers of termination rights or as otherwise provided in Section 4.2(b) above).

         Section 7.4 Successors and Assigns. Buyer shall not assign any of Buyer's rights or duties hereunder without the prior written consent of Seller, which consent Seller may grant or withhold in its sole and absolute discretion; provided, however, Buyer may assign its rights hereunder to an Affiliate of Buyer provided that (i) such assignee executes a written assumption (in form and substance in all respects satisfactory to Seller) of all of Buyer's obligations under this Agreement, (ii) Buyer shall not be released from its obligations and liabilities under this Agreement, and (iii) such assignment shall be without any increase in price, fees, commissions or other compensation to Buyer in consideration of such assignment. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns.

         Section 7.5 Notices. All written notices required to be given pursuant to the terms hereof shall be either (i) personally delivered, (ii) deposited in the United States mail, registered or certified return receipt requested, postage prepaid, (iii) sent by Federal Express or similar nationally recognized overnight courier service, or (iv) transmittal by facsimile with a hard copy sent within one (1) business day by any of the foregoing means, and addressed as follows:

         To Seller:                 c/o SSR Realty Advisors
                                    One California Street, Suite 1400
                                    San Francisco, California 94111
                                    Attn: Property Sales
                                    Fax No:   (415) 678-2291
                                    Phone No: (415) 678-2107

         copy to:                   SSR Realty Advisors
                                    1 California Street, Suite 1400
                                    San Francisco, CA  94111
                                    Attn: Herman H. Howerton, Esq.
                                    Fax No:   (415) 678-2296
                                    Phone No: (415) 678-2135

                                    Landels Ripley & Diamond, LLP
                                    350 The Embarcadero, 6th Floor
                                    San Francisco, CA  94105
                                    Attn:  Richard S. Winer, Esq.
                                    Fax No:   (415) 512-8750
                                    Phone No: (415) 512-8700

         To Buyer:                  Captec Net Lease Realty, Inc.
                                    24 Frank Lloyd Wright Drive
                                    Lobby L, 4th Floor
                                    Ann Arbor, MI  48106
                                    Fax No:   (313) 994-1376
                                    Phone No: (313) 994-5505

         copy to:                   David N. Parsigian, Esq.
                                    Miller, Canfield, Paddock and Stone, P.L.C.
                                    101 North Main Street, 7th Floor
                                    Ann Arbor, MI  48104-1400
                                    Fax No:   (313) 747-7147
                                    Phone No: (313) 668-7117

         The foregoing addresses may be changed from time to time by written notice. Notices shall be deemed received upon the earlier of actual receipt or delivery (or refusal to accept delivery) or three (3) working days following sending as provided above.

         Section 7.6 Time. Time is of the essence of every provision contained in this Agreement.

         Section 7.7 Possession. Possession of the Property shall be delivered to Buyer on the Closing Date, subject to then existing tenancies.

         Section 7.8 Incorporation by Reference. All of the exhibits attached to this Agreement or referred to herein and all documents in the nature of such exhibits, when executed, are by this reference incorporated in and made a part of this Agreement.

         Section 7.9 No Deductions or Off-Sets. Buyer acknowledges that the Purchase Price to be paid for the Property pursuant to this Agreement is a net amount and shall not be subject to any off-sets or deductions, subject, however, to the prorations required hereby.

         Section 7.10 Attorneys' Fees. In the event any dispute between Buyer and Seller should result in litigation, the prevailing party shall be reimbursed for all reasonable costs incurred in connection with such litigation, including, without limitation, reasonable attorneys' fees actually incurred, based upon time expended, calculated at normal hourly rates.

         Section 7.11 Construction. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.

         Section 7.12 Governing Law. This Agreement shall be construed and interpreted in accordance with and shall be governed and enforced in all respects according to the laws of the State of California.

         Section 7.13 Disclosure of Information.

         (a) Certain Definitions. For purposes of this Section 7.13, the following terms shall have the respective meanings assigned to them in this subsection (a):

                  (i) "Affiliate" shall mean: any person or entity directly or indirectly controlling, controlled by or under common control with the subject person or entity; any person or entity owning or controlling 10% or more of the outstanding voting securities of the subject entity; any officer, director or partner of the subject entity; and any entity for which the subject person or entity acts in the capacity of officer, director or partner;

                 (ii) "Buyer  Group"  shall  mean   Buyer  and  its  Affiliates,
         and  the  directors,   officers,   employees,   partners,   agents  and
         representatives of such parties;

                (iii) "SSR" shall mean SSR Realty Advisors and/or any of its Affiliates; and

                 (iv) "Disclosure Document" shall mean any offering circular, prospectus, report, advertisement, correspondence or other document which names or refers in any manner, directly or indirectly, to Seller, SSR or any of their respective Affiliates.

         (b) Restrictions on Disclosure. Buyer agrees that, unless Buyer has obtained the prior written consent of Seller, Buyer shall not release, publish or otherwise distribute, and shall not authorize or permit any person or entity (including without limitation any member of the Buyer Group) to release, publish or otherwise distribute, to any person or entity other than Seller, SSR or any of their respective Affiliates, any Disclosure Document; provided however, that Buyer may make limited disclosure of Seller's identity, the Purchase Price and the intended use of the Property to the extent the same are required in connection with Buyer's meeting federal or state securities law disclosure requirements or Buyer is required to disclose to its lender(s) in connection with obtaining financing.

         (c) Indemnification. Buyer and Buyer's principals shall indemnify and hold harmless SSR, its Affiliates and Seller, and all directors, officers, employees, partners, agents and representatives of such parties, against and from any and all liability, losses, damages, costs and obligations whatsoever (including without limitation attorneys fees and costs) which arise out of or relate in any way to the release, publishing or other distribution of any Disclosure Document by Buyer or by any person or entity (including without limitation any member of the Buyer Group).

         Section 7.14 Damages. Buyer agrees that any liability of Seller under any claim brought prior to the Closing Date pursuant to this Agreement or any document or instrument delivered simultaneously or in connection with, or pursuant to this Agreement, shall be limited solely to Seller's interest in the Property, and no other assets of Seller shall be subject to levy or execution. With respect to any such claim brought following the Closing Date, the aggregate liability of the Seller hereunder (or under any other document or instrument delivered simultaneously or in connection with or pursuant hereto) and the seller under the Companion Contract thereunder (or any other document or instrument delivered simultaneously or in connection with or pursuant thereto) shall be limited to the amount of $1,000,000.00. In no event shall Buyer seek satisfaction for any such obligation from any of the general or limited partners, employees or agents of Seller. Buyer specifically waives any right to seek specific performance of Seller's obligations under this Agreement and acknowledges that (except as provided in Section 6 above with respect to a willful or voluntary default by Seller of its obligation to convey the Property) its only remedy in the event of a breach of this Agreement by Seller prior to closing shall be the right to terminate this Agreement and the Companion Contract, and receive the refund of the Deposit. Seller and Buyer agree that such breach or default by Seller shall not be or be deemed to be a willful or voluntary breach or default, among other things, if: (i) Seller is then subject to a judicial prohibition against completing the sale transaction contemplated in this Agreement or in the Companion Contract, or (ii) Seller shall in good faith believe that circumstances exist such that Seller may incur, suffer or be exposed to material liabilities or increased liabilities to any third party arising out of the presence upon the Real Property of any hazardous or toxic substances, materials or waste as a result of Seller's completing the transaction contemplated in this Agreement or in the Companion Contract.

         Section 7.15 Termination without Breach. In the event either party desires to exercise any right expressly provided in this Agreement to terminate this Agreement, such party shall give written notice of such termination and the reason therefor to the other party. Thereafter, except in the event of a termination based upon a default by either party in the performance of its obligations under this Agreement, and effective as of the effective date of such notice, each party shall be released from its obligations hereunder and all monies and documents deposited into Escrow shall be returned to the party which deposited them, all documents delivered by Seller to Buyer relating to the Property shall be returned and all reports, studies, analyses and tests prepared by or for Buyer relating to the Property shall immediately be delivered to Seller; provided, however, that nothing herein shall limit Buyer's indemnity set forth in Section 2.3(c) and 7.13(c) hereof.

         Section 7.16 Counterparts. This Agreement may be executed in one or more counterparts. All counterparts so executed shall constitute one contract, binding on all parties, even though all parties are not signatory to the same counterpart.

         Section 7.17 Entire Agreement. This Agreement and the attached exhibits, which are by this reference incorporated herein, and all documents in the nature of such exhibits, when executed, contain the entire understanding of the parties and supersede any and all other written or oral understanding, including, without limitation, the Letter of Intent.

         IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the day and year first written above.

SELLER:
-------

METRIC REAL ESTATE, L.P., a
California limited partnership

By:   MR, Inc., a California corporation
Its:  General Partner


      By:  /s/ Kevin Howley
           ----------------
      Its: President
           ---------

BUYER:
------

CAPTEC NET LEASE REALTY, INC.,
a Delaware corporation

      By:  /s/
           ---
      Its: Vice - President
           ----------------

SELLER'S BROKERS:
-----------------

DAMON RAIKE & COMPANY

By:  /s/
Its: Broker
     ------
State/License No. 00404237
                  --------

ARROYO & COATES:
----------------

By:  /s/
Its: CEO
     ---
State/License No. 00995512
                  --------

Receipt of $____________ as the deposit
is acknowledged in the form of

--------------------------------

TITLE COMPANY:
--------------

CHICAGO TITLE COMPANY

By:  /s/
     ---
Its: Coordinator
     -----------
                                       18

                               FIRST AMENDMENT TO
                AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY
                ------------------------------------------------


         THIS FIRST AMENDMENT to Agreement for Purchase and Sale of Real Property (this "Amendment") is made and shall be effective as of December 15, 1997, by and between METRIC REAL ESTATE, L.P. ("Seller") and CAPTEC NET LEASE REALITY, INC. ("Buyer").

                                    RECITALS
                                    --------

         A. Seller and Buyer have entered into that certain Agreement for Purchase and Sale of Real Property dated as of October 31, 1997, by and between Seller and Buyer (the "Original Agreement").

         B. Seller and Buyer desire to extend the Closing Date as set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto do agree as follows:

                                    AGREEMENT
                                    ---------

         1. The  recitals  set  forth  above   are  true  and  correct  and  are
incorporated herein by this reference.

         2. Section 3.1(a)(iv) of the Original Agreement is hereby supplemented by adding the words "as the same may be amended from time to time" after the words "as more particularly described therein" and before the defined term "(the `Companion Contract')" occurring in the seventh and eighth lines thereof.

         3. Section 5.1(b)(v) of the Original Agreement is hereby amended to add the words "in accordance with the provisions of Article XXVII of the Lease," after the reference to Exhibit H in the third line thereof.

         4. The Closing Date described in Section 5.5 of the Original Agreement is hereby extended until December 19, 1997.

         5. Exhibit H to the Original Agreement is hereby deleted in its entirety and a new Exhibit H in the form attached hereto as Schedule 1 is hereby substituted in lieu thereof.

         6. In all other respects the Original Agreement shall remain unchanged and in full force and effect.

         7. This Amendment may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall constitute but one and the same instrument.

         8. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                                         SELLER:
                                         -------


                                         METRIC REAL ESTATE, L.P.,
                                         a California limited partnership

                                         By:      MR, Inc. a California
                                                                 corporation
                                         Its:     General Partner

                                                  By:  /s/ Kevin M. Howley
                                                       -------------------
                                                  Its: President
                                                       ----------

                                         BUYER:
                                         ------


                                         By:      CAPTEC NET LEASE REALTY, INC.,
                                                  a Delaware corporation

                                                  By:  /s/
                                                       ---
                                                  Its: Vice - President
                                                       ----------------

                                   EXHIBIT A 1
                                   -----------

Legal Description of Property.
------------------------------

All that certain real property situated in the City of San Antonio, County of Bexar, State of Texas, described as follows:

Lot Forty-nine (49), New City Block 12858, Grandys Subdivision, an addition to the City of San Antonio, Bexar County, Texas, according to the map or plat thereof, recorded in Volume 9508, Page 133, Deed and Plat Records of Bexar County, Texas


                                   EXHIBIT A 2
                                   -----------


Legal Description of Property.
------------------------------

All that certain real property situated in the City of San Antonio, County of Bexar, State of Texas, described as follows:

A 0.599 acre (26,091 square feet) tract known as Lot Two (2), Block Ten (10), NCB 17488, Northgate Stop N Go Subdivision, as recorded in Volume 9508, Page 189 of the Deed and Plat Records of Bexar County, Texas and more particularly described as follows:

BEGINNING at a point on the West right-of-way line of Babcock Road, said point being South 40 deg. 13 min. 31 sec. East, a distance of 24.49 feet from the point of intersection with the South right-of-way line of Eckhert Road and the POINT OF BEGINNING;

THENCE along the West right-of-way line of Babcok Road, South 40 deg. 13 min. 31 sec. East, a distance of 145.06 feet to a point, said point being the Southeast corner of this 0.599 acre tract;

THENCE departing the West right-of-way line of Babcock Road, South 53 deg. 29 min. 05 sec. West, a distance of 168.02 feet to a point, said point being the Southwest corner of this 0.599 acre tract;

THENCE North 36 deg. 30 min. 55 sec. West, a distance of 168.33 feet to a point on the South right-of-way line of Eckhert Road, said point being the Northwest corner of this 0.599 acre tract;

THENCE on a curve to the left whose radius is 500.00 feet, delta of 04 deg. 35 min. 01 sec. and a length of 40.00 feet to a PCC;

THENCE on a curve to the left whose radius is 1793.00 feet, delta of 02 deg. 57 min. 41 sec. and length of 92.67 feet to a PRC;

THENCE on a curve to the right whose radius is 25.00 feet, delta of 88 deg. 49 min. 05 sec. and a length of 38.75 feet to the POINT OF BEGINNING and containing
0.599 acres (26,091 square feet) of land more or less.

                                   EXHIBIT A 3
                                   -----------

Legal Description of Property.
------------------------------

All that certain real property situated in the City of Fort Worth, County of Tarrant, State of Texas, described as follows:

Being all of Lot 1, Block 200 , Wedgwood Addition to the City of Fort Worth, Tarrant County, Texas according to the plat recorded in Volume 388-45, Page 73 Plat Records, Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a "Y" cut in concrete walk in the North right-of-way line of Alta Mesa Boulevard and in the East right-of-way line of Woodway Drive, for the Southwest corner of said Lot 1;

THENCE North 00 deg. 01 min. West, along the west line of said Lot and the said East right-of-way line, a distance of 150.00 feet to a "+" found in concrete walk for the Northwest corner of said Lot 1, and being the most Westerly Southwest corner of Lot 2 of said Block 200, as recorded in Volume 388-48, page 617 of said Deed Records;

THENCE South 83 deg. 52 min. East, along the North line of said Lot 1 and a South line of said Lot 2, a distance of 175.0 feet to a "+" cut in the concrete for the Northeast corner of said Lot 1, a "Y" cut in concrete curb bears South 83 deg. 52 min. East, 2.56 feet;

THENCE South 00 deg. 01 min. East, along the East line of said Lot 1 and a West line of said Lot 2, a distance of 150.00 feet to a "+" found in concrete walk in the North right-of-way line of said Alta Mesa Boulevard, for the Southeast corner of said Lot 1;

THENCE North 83 deg. 52 min. West, along the South line of said Lot 1 and the said North right-of-way line, a distance of 175.0 feet to the POINT OF BEGINNING and containing 26,099 square feet or land.


                                   EXHIBIT A 4
                                   -----------

Legal Description of Property.
------------------------------

All that certain real property situated in the City of Grand Prairie, County of Tarrant, State of Texas, Described as follows:

Description of a 30,622 square foot (0.7030 acre) tract of land in the City of Grand Prairie, Tarrant County, Texas and being all of Lot 1, Block "A" of the Houseman/NCS Addition, an Addition to the City of Grand Prairie, Tarrant County, Texas, according to the plat thereof recorded in Volume 388-102, Page 43 of the Plat Records of Tarrant County, Texas. (P.R.T.C.T.) and being more particularly described by metes and bounds as follows (with bearings referenced to the plat of said Houseman/NCS Addition):

BEGINNING at a 5/8 inch iron rod set at the Intersection of the east right-of-way (R.O.W) line of Duncan Perry Road (a 70 foot R.O.W.) and the south R.O.W. line of Tarrant Road ( 100 foot R.O.W.) marking th northwest corner of Lot 1, Block "A" of said Houseman/NCS Addition, from which a 1/2 inch iron rod found bears South 15 deg. 52 min. West, 0.9 feet;

THENCE North 89 deg. 27 min. 47 sec. East, along the common north line of said Lot 1 and the South R.O.W. line of said Tarrant Road, a distance of 175.00 feet to a 5/8 inch iron rod found for the common northeast corner of said Lot 1 and the most northerly northwest corner of Lot 2, Block "A" of said Houseman/NCS Addition;

THENCE South 00 deg. 12 min. 07 sec. West, departing the south R.O.W. line of said Tarrant Road and along the common east line of said Lot 1 and a west line of said Lot 2, a distance of 175.00 feet to a 5/8 inch iron rod found for the common southeast corner of said Lot 1 and an interior corner of said Lot 2;

THENCE South 89 deg. 27 min. 47 sec. West, along the common south line of said Lot 1 and a north line of said Lot 2, a distance of 175.00 feet to a 5/8 inch iron rod found in the east R.O.W. line of Duncan Perry Road marking the common southwest corner of said Lot 1 and the most westerly northwest corner of said Lot 2;

THENCE North 00 deg. 12 min. 07 sec. East, along the common west line of said Lot 1 and the east R.O.W line of said Duncan Perry Road, a distance of 175.00 feet to the POINT OF BEGINNING of the herein described tract containing within the metes recited 30,622 square feet (0.7030 acre) of land, more or less.


                                   EXHIBIT A 5
                                   -----------

Legal Description of Property.
------------------------------

All that certain real property situated in the City of Kennedale, County of Tarrant, State of Texas, described as follows:

Lot Two (2), Block One (1) of NCS Subdivision, an addition to the City of Kennedale, Tarrant County, Texas, according to the map or plat thereof, recorded in Volume 388-188, Page 82, Deed Records of Tarrant County, Texas;

Together with that certain pedestrian and vehicular access easement granted in deed dated March 29, 1985 from Harvey Properties Co. to National Convenience Stores Incorporated, recorded in Volume 8149, Page 235, Deed Records of Tarrant County, Texas; and

Together with that certain access easement dated July 10, 1990 granted by National Convenience Stores Incorporated to Metric Real Estate, L.P., recorded in Volume 9998, Page 1388 and refiled in Volume 10084, Page 228, Deed Records of Tarrant County, Texas.

                                    EXHIBIT B
                                    ---------


                 Street Addresses and Purchase Price Allocations
                 -----------------------------------------------


STREET ADDRESS                                        ALLOCATED PURCHASE PRICE
--------------                                        ------------------------

5494 Babcock                                                 $ 841,278
San Antonio, TX

1201 N. Little School Rd.                                   $  991,496
Kennedale, TX

2485 W. Tarrant Rd.                                        $ 1,003,882
Grand Prairie, TX

3850 Alta Mesa Blvd.                                        $  635,643
Fort Worth, TX

8620 Fredericksburg Road                                     $ 834,047
San Antonio, TX

                                    EXHIBIT C
                                    ---------

                               Inquiry Memorandum
                               ------------------


TO:PORTFOLIO ACCOUNTING                   LEGAL
   --------------------                   -----
   Sherie Kidwell, Portfolio Acctg. Mgr.  Herman H. Howerton, Managing Director,
                                          General Counsel

   PORTFOLIO MANAGEMENT                   RISK MANAGEMENT
   --------------------                   ---------------
   Rich Faber, Portfolio Manager          George Fogelsong, Risk Manager
   Craig Fawcett, Assistant Portfolio
   Manager.

   PORTFOLIO CLIENT SERVICES              cc:.   Richard S. Winer, Esq.
   -------------------------                     Property Sales Closing File
   Cynthia Halicky, Director of
   Operations




FROM:    Minton J. Newell

DATE:    October 27, 1997

RE:      Internal Due Diligence
         5 NCS Stores, Texas
         Ft. Worth, Grand Prairie, Kennedale, San Antonio (2)
         Metric Real Estate, L.P.


                               RESPONSE MANDATORY
                               ------------------

================================================================================


Pursuant to the proposed Agreement for Purchase and Sale of Real Property by and between METRIC REAL ESTATE, L.P., a California limited partnership, and CAPTEC NET LEASE REALTY, INC., ("Buyer") we are required to provide a certification to the Buyer relative to our knowledge of certain conditions which may affect the properties.

Please carefully read and review the attached. They are the pages from the contract which outline the covenants, warranties and representations we will be making as of the signing date. If you currently have knowledge of any facts which would make these representations untrue or incorrect, please immediately advise Tana Laura. If you have no such knowledge, please advise accordingly. Please send your signed copy of this statement to Tana Laura. We must have your response by October 29, 1997.

Should you become aware of any fact which would make these representations untrue prior to the closing of the contemplated transaction, please contact me immediately.

I have no knowledge of any facts which would make the attached representations untrue as of this date exept as noted below.

EXCEPTIONS: NONE


Printed Name:                 Printed Name:              Printed Name:
Herm H. Howerton              Richard Faber              Cynthia A. Halicky
----------------              -------------              ------------------

Signature:                    Signature:                 Signature:
/s/ Herm H. Howerton          /s/ Richard Faber          /s/ Cynthia A. Halicky
--------------------          -----------------          ----------------------

Date:                         Date:                      Date:
10/29/97                      10/29/97                   10/29/97
--------                      --------                   --------





Printed Name:                 Printed Name:              Printed Name:
George M. Foglesong           Sherie Kidwell             Craig Fawcett
-------------------           --------------             -------------

Signature:                    Signature:                 Signature:
/s/ George M. Foglesong       /s/ Sherie Kidwell         /s/ Craig Fawcett
-----------------------       ------------------         -----------------

Date:                         Date:                      Date:
10/29/97                      10/29/97                   10/29/97
--------                      --------                   --------

                                   ATTACHMENT
                                   ----------


                  Minton J. Newell, the authorized agent of Seller ("Agent"), based solely upon inquiry, by means of the Inquiry Memorandum attached to this Agreement as Exhibit C (the "Inquiry Memorandum"), of the individuals listed thereon, each of whom responded to such Inquiry Memorandum, and without any independent investigation or further inquiry, has no Actual Knowledge (as defined below), as of the date hereof, except as specifically set forth in Exhibit C-1 attached hereto and incorporated herein by reference, that:

                    (i) Seller   has  received  any  written   notice  from  any
         governmental authorities that eminent domain proceedings for the condemnation of the Real Property are pending;

                   (ii) Seller has received any written notice of any threatened or pending litigation against Seller which would materially and adversely affect the Real Property;

                  (iii) Seller has received any written notice from any governmental authority that the improvements located on the Real Property are presently in violation of any applicable building codes; or

                   (iv) Seller has received any written notice from any governmental authority that Seller's use of the Real Property is presently in violation of any applicable zoning, environmental, land use or other law, order, ordinance, rule or regulation affecting the Real Property.

As used in this Section the phrase "Actual Knowledge" shall refer only to the current actual knowledge of Minton J. Newell and shall not be construed, by imputation or otherwise, to refer to the knowledge of Seller or of any officer, director, agent, manager, representative, employee or advisor of Seller, or of any advisor to Seller, or any officers, directors or employees of any advisor or its affiliates, or impose upon Minton J. Newell any duty to inquire into or investigate the matter to which such actual knowledge, or absence thereof, pertains.




                                    EXHIBIT C
                                    ---------

                             SCHEDULE OF EXCEPTIONS
                                       TO
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------


                                     [NONE]

                                   EXHIBIT D 1
                                   -----------


                          Form of Special Warranty Deed
                          -----------------------------


WHEN RECORDED, RETURN TO:                        CERTIFIED TO BE A TRUE
-------------------------
COPY

                                                 OF DOCUMENT RECORDED
12/23/97
David Eby                                        IN BOOK___SERIES 97-0180929
CAPTEC Financial Group, Inc.                     OF OFFICIAL RECORDS.
24 Frank Lloyd Wright Drive                      CHICAGO TITLE INSURANCE
CO.
Lobby L - 4th floor                              BY /s/
Ann Arbor, MI 48106-0544                            ---


------------------------------------------------

                              SPECIAL WARRANTY DEED
                              ---------------------


STATE OF TEXAS
                                               KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF BEXAR


      THAT METRIC REAL ESTATE, L.P. a California limited partnership (herein called "Grantor"), for and in consideration of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable cash consideration to Grantor in hand paid and caused to be paid in the manner hereinafter stated by CAPTEC NET LEASE REALY, INC. (herein called "Grantee", whether one or more), the receipt and sufficiency of which are hereby acknowledged, has GRANTED, SOLD and CONVEYED and by these presents does hereby GRANT, SELL and CONVEY unto Grantee the real property in Bexar County, Texas, together with all rights and appurtenances thereto (the "Property"), to wit:

      See Exhibit A attached hereto and incorporated herein by this reference

      This conveyance is made subject to any and all restrictions, covenants, conditions, easements and reservations, if any, relating to the hereinabove described Property, but only to the extent they are still in effect, shown of record in the hereinabove mentioned county and state and to all zoning laws, regulations, and ordinances of municipal and/or governmental authorities, if any, but only to the extent that they are still in effect relating to the hereinabove described real property.

      TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging unto Grantee, Grantee's heirs, personal representatives, successors and assigns forever; and Grantor does hereby bind Grantor and Grantor's successors, to warrant and forever defend all and singular the Property, subject, however, as aforesaid, unto Grantee, Grantee's heirs, personal representatives, successors and assigns, against every person whomsoever lawfully claiming, or to claim the same, or any part thereof, by, through, or under Grantor, but not otherwise.

      NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT GRANTEE IS ACQUIRING THE PROPERTY "AS IS" AND "WHERE IS" AND "WITH ALL FAULTS" AND THAT, EXCEPT AS TO THE SPECIAL WARRANTY OF TITLE SET FORTH ABOVE, GRANTOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, WITH RESPECT TO THE QUALITY, PHYSICAL CONDITION, EXPENSES, VALUE OF THE PROPERTY OR IMPROVEMENTS THEREON, COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT, FAIR HOUSING ACT OR OTHER LAWS REGARDING DISCRIMINATION OR HANDICAPPED ACCESSIBILITY, PRESENCE/ABSENCE OF HAZARDOUS

MATERIALS, ELECTROMAGNETIC FIELD EXPOSURE LEVELS OR ANY OTHER MATTER OR THING AFFECTING OR RELATED TO THE PROPERTY (INCLUDING, WITHOUT LIMITATION, WARRANTIES OF HABITABILITY OR SUITABILITY OR WARRANTIES OF MERCHANTABILITY AND/OR OF FITNESS FOR A PARTICULAR PURPOSE), WHICH MIGHT BE PERTINENT IN CONSIDERING THE MAKING OF THE PURCHASE OF THE PROPERTY, AS GRANTEE, BY ACCEPTANCE HEREOF, DOES HEREBY RELEASE AND FOREVER DISCHARGE GRANTOR AND GRANTOR'S SUCCESSORS ASSIGNS FROM ANY AND ALL CLAIMS, OBLIGATIONS AND LIABILITIES (WHETHER BASED IN TORT, CONTRACT OR OTHERWISE) ATTRIBUTABLE, IN WHOLE OR IN PART, TO ANY SUCH REPRESENTATIONS AND/OR ALLEGED REPRESENTATIONS.

      Grantee, by acceptance hereof, does hereby assume and agree to pay all ad valorem taxes pertaining to the Property for the calendar year 1997 and subsequent years, there having been a proper proration of same between Grantor and Grantee.

      EXECUTED and DELIVERED as of the 16th day of December,1997.

                                       METRIC REAL ESTATE, L.P., a
                                       California limited partnership

                                       By:  MR, Inc., a California corporation,
                                       Its: General Partner

                                            By:  /s/ Kevin M. Howley
                                                 -------------------
                                            Its: President
                                                 ---------


THE STATE OF California
             ----------

COUNTY OF San Francisco
          -------------

      This instrument was acknowledged before me on the 16th day of December, 1997, by Kevin M. Howley, the President of MR, Inc., a California corporation, on behalf of said corporation.

                                                             /s/ Tana Laura
                                                             --------------
                                                             Notary Public
TANA J. LAURA
Comm. #1122580
NOTARY PUBLIC CALIFORNIA
City & County of San Francisco
Comm. Exp. Jan 15, 2001

Legal Description of Property.
------------------------------

All that certain real property situated in the City of San Antonio, County of Bexar, State of Texas, described as follows:

Lot Forty-nine (49), New City Block 12858, Grandys Subdivision, an addition to the City of San Antonio, Bexar County, Texas, according to the map or plat thereof, recorded in Volume 9508, Page 133, Deed and Plat Records of Bexar County, Texas

                                   EXHIBIT D 2


                          Form of Special Warranty Deed
                          -----------------------------


WHEN RECORDED, RETURN TO:                         CERTIFIED TO BE A TRUE
------------------------
COPY
                                                  OF DOCUMENT RECORDED
12/23/97
David Eby                                         IN BOOK___SERIES 97-0180926
CAPTEC Financial Group, Inc.                      OF OFFICIAL RECORDS.
24 Frank Lloyd Wright Drive                       CHICAGO TITLE INSURANCE
CO.
Lobby L - 4th floor                               BY /s/
Ann Arbor, MI 48106-0544                             ---




                              SPECIAL WARRANTY DEED
                              ---------------------


STATE OF TEXAS
                                           KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF BEXAR


      THAT METRIC REAL ESTATE, L.P. a California limited partnership (herein called "Grantor"), for and in consideration of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable cash consideration to Grantor in hand paid and caused to be paid in the manner hereinafter stated by CAPTEC NET LEASE REALY, INC. (herein called "Grantee", whether one or more), the receipt and sufficiency of which are hereby acknowledged, has GRANTED, SOLD and CONVEYED and by these presents does hereby GRANT, SELL and CONVEY unto Grantee the real property in Bexar County, Texas, together with all rights and appurtenances thereto (the "Property"), to wit:

      See Exhibit A attached hereto and incorporated herein by this reference

      This conveyance is made subject to any and all restrictions, covenants, conditions, easements and reservations, if any, relating to the hereinabove described Property, but only to the extent they are still in effect, shown of record in the hereinabove mentioned county and state and to all zoning laws, regulations, and ordinances of municipal and/or governmental authorities, if any, but only to the extent that they are still in effect relating to the hereinabove described real property.

      TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging unto Grantee, Grantee's heirs, personal representatives, successors and assigns forever; and Grantor does hereby bind Grantor and Grantor's successors, to warrant and forever defend all and singular the Property, subject, however, as aforesaid, unto Grantee, Grantee's heirs, personal representatives, successors and assigns, against every person whomsoever lawfully claiming, or to claim the same, or any part thereof, by, through, or under Grantor, but not otherwise.

      NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT GRANTEE IS ACQUIRING THE PROPERTY "AS IS" AND "WHERE IS" AND "WITH ALL FAULTS" AND THAT, EXCEPT AS TO THE SPECIAL WARRANTY OF TITLE SET FORTH ABOVE, GRANTOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, WITH RESPECT TO THE QUALITY, PHYSICAL CONDITION, EXPENSES, VALUE OF THE PROPERTY OR IMPROVEMENTS THEREON, COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT, FAIR HOUSING ACT OR OTHER LAWS REGARDING DISCRIMINATION OR HANDICAPPED ACCESSIBILITY, PRESENCE/ABSENCE OF HAZARDOUS

MATERIALS, ELECTROMAGNETIC FIELD EXPOSURE LEVELS OR ANY OTHER MATTER OR THING AFFECTING OR RELATED TO THE PROPERTY (INCLUDING, WITHOUT LIMITATION, WARRANTIES OF HABITABILITY OR SUITABILITY OR WARRANTIES OF MERCHANTABILITY AND/OR OF FITNESS FOR A PARTICULAR PURPOSE), WHICH MIGHT BE PERTINENT IN CONSIDERING THE MAKING OF THE PURCHASE OF THE PROPERTY, AS GRANTEE, BY ACCEPTANCE HEREOF, DOES HEREBY RELEASE AND FOREVER DISCHARGE GRANTOR AND GRANTOR'S SUCCESSORS ASSIGNS FROM ANY AND ALL CLAIMS, OBLIGATIONS AND LIABILITIES (WHETHER BASED IN TORT, CONTRACT OR OTHERWISE) ATTRIBUTABLE, IN WHOLE OR IN PART, TO ANY SUCH REPRESENTATIONS AND/OR ALLEGED REPRESENTATIONS.

      Grantee, by acceptance hereof, does hereby assume and agree to pay all ad valorem taxes pertaining to the Property for the calendar year 1997 and subsequent years, there having been a proper proration of same between Grantor and Grantee.

      EXECUTED and DELIVERED as of the 16th day of December,1997.

                                        METRIC REAL ESTATE, L.P., a
                                        California limited partnership

                                        By:  MR, Inc., a California corporation,
                                        Its: General Partner

                                        By:  /s/ Kevin M. Howley
                                             -------------------
                                        Its: President
                                             ---------

                                        --------------

THE STATE OF California
             ----------

COUNTY OF San Francisco
          -------------

      This instrument was acknowledged before me on the 16th day of December, 1997, by Kevin M. Howley, the President of MR, Inc., a California corporation, on behalf of said corporation.

                                                             /s/ Tana Laura
                                                             --------------
                                                             Notary Public
TANA J. LAURA
Comm. #1122580
NOTARY PUBLIC CALIFORNIA
City & County of San Francisco
Comm. Exp. Jan 15, 2001

Legal Description of Property.
------------------------------

All that certain real property situated in the City of San Antonio, County of Bexar, State of Texas, described as follows:

A 0.599 acre (26,091 square feet) tract known as Lot Two (2), Block Ten (10), NCB 17488, Northgate Stop N Go Subdivision, as recorded in Volume 9508, Page 189 of the Deed and Plat Records of Bexar County, Texas and more particularly described as follows:

BEGINNING at a point on the West right-of-way line of Babcock Road, said point being South 40 deg. 13 min. 31 sec. East, a distance of 24.49 feet from the point of intersection with the South right-of-way line of Eckhert Road and the POINT OF BEGINNING;

THENCE along the West right-of-way line of Babcok Road, South 40 deg. 13 min. 31 sec. East, a distance of 145.06 feet to a point, said point being the Southeast corner of this 0.599 acre tract;

THENCE departing the West right-of-way line of Babcock Road, South 53 deg. 29 min. 05 sec. West, a distance of 168.02 feet to a point, said point being the Southwest corner of this 0.599 acre tract;

THENCE North 36 deg. 30 min. 55 sec. West, a distance of 168.33 feet to a point on the South right-of-way line of Eckhert Road, said point being the Northwest corner of this 0.599 acre tract;

THENCE on a curve to the left whose radius is 500.00 feet, delta of 04 deg. 35 min. 01 sec. and a length of 40.00 feet to a PCC;

THENCE on a curve to the left whose radius is 1793.00 feet, delta of 02 deg. 57 min. 41 sec. and length of 92.67 feet to a PRC;

THENCE on a curve to the right whose radius is 25.00 feet, delta of 88 deg. 49 min. 05 sec. and a length of 38.75 feet to the POINT OF BEGINNING and containing
0.599 acres (26,091 square feet) of land more or less.

                                   EXHIBIT D 3
                                   -----------


                          Form of Special Warranty Deed
                          -----------------------------


WHEN RECORDED, RETURN TO:                            CERTIFIED TO BE A TRUE
------------------------
COPY
                                                     OF DOCUMENT RECORDED
12/23/97
David Eby                                            IN BOOK___SERIES
D197235435
CAPTEC Financial Group, Inc.                         OF OFFICIAL RECORDS.
24 Frank Lloyd Wright Drive                          CHICAGO TITLE INSURANCE
CO.
Lobby L - 4th floor                                  BY /s/
Ann Arbor, MI 48106-0544                                ---

-------------------------------------------


                              SPECIAL WARRANTY DEED
                              ---------------------


STATE OF TEXAS
                                            KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TARRANT


      THAT METRIC REAL ESTATE, L.P. a California limited partnership (herein called "Grantor"), for and in consideration of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable cash consideration to Grantor in hand paid and caused to be paid in the manner hereinafter stated by CAPTEC NET LEASE REALY, INC. (herein called "Grantee", whether one or more), the receipt and sufficiency of which are hereby acknowledged, has GRANTED, SOLD and CONVEYED and by these presents does hereby GRANT, SELL and CONVEY unto Grantee the real property in Tarrant County, Texas, together with all rights and appurtenances thereto (the "Property"), to wit:

      See Exhibit A attached hereto and incorporated herein by this reference

      This conveyance is made subject to any and all restrictions, covenants, conditions, easements and reservations, if any, relating to the hereinabove described Property, but only to the extent they are still in effect, shown of record in the hereinabove mentioned county and state and to all zoning laws, regulations, and ordinances of municipal and/or governmental authorities, if any, but only to the extent that they are still in effect relating to the hereinabove described real property.

      TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging unto Grantee, Grantee's heirs, personal representatives, successors and assigns forever; and Grantor does hereby bind Grantor and Grantor's successors, to warrant and forever defend all and singular the Property, subject, however, as aforesaid, unto Grantee, Grantee's heirs, personal representatives, successors and assigns, against every person whomsoever lawfully claiming, or to claim the same, or any part thereof, by, through, or under Grantor, but not otherwise.

      NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT GRANTEE IS ACQUIRING THE PROPERTY "AS IS" AND "WHERE IS" AND "WITH ALL FAULTS" AND THAT, EXCEPT AS TO THE SPECIAL WARRANTY OF TITLE SET FORTH ABOVE, GRANTOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, WITH RESPECT TO THE QUALITY, PHYSICAL CONDITION, EXPENSES, VALUE OF THE PROPERTY OR IMPROVEMENTS THEREON, COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT, FAIR HOUSING ACT OR OTHER LAWS REGARDING

DISCRIMINATION OR HANDICAPPED ACCESSIBILITY, PRESENCE/ABSENCE OF HAZARDOUS MATERIALS, ELECTROMAGNETIC FIELD EXPOSURE LEVELS OR ANY OTHER MATTER OR THING AFFECTING OR RELATED TO THE PROPERTY (INCLUDING, WITHOUT LIMITATION, WARRANTIES OF HABITABILITY OR SUITABILITY OR WARRANTIES OF MERCHANTABILITY AND/OR OF FITNESS FOR A PARTICULAR PURPOSE), WHICH MIGHT BE PERTINENT IN CONSIDERING THE MAKING OF THE PURCHASE OF THE PROPERTY, AS GRANTEE, BY ACCEPTANCE HEREOF, DOES HEREBY RELEASE AND FOREVER DISCHARGE GRANTOR AND GRANTOR'S SUCCESSORS ASSIGNS FROM ANY AND ALL CLAIMS, OBLIGATIONS AND LIABILITIES (WHETHER BASED IN TORT, CONTRACT OR OTHERWISE) ATTRIBUTABLE, IN WHOLE OR IN PART, TO ANY SUCH REPRESENTATIONS AND/OR ALLEGED REPRESENTATIONS.

      Grantee, by acceptance hereof, does hereby assume and agree to pay all ad valorem taxes pertaining to the Property for the calendar year 1997 and subsequent years, there having been a proper proration of same between Grantor and Grantee.

      EXECUTED and DELIVERED as of the 16th day of December,1997.

                                   METRIC REAL ESTATE, L.P., a
                                   California limited partnership

                                    By:  MR, Inc., a California corporation,
                                    Its: General Partner

                                         By:  /s/ Kevin M. Howley
                                              -------------------
                                         Its: President
                                              ---------

THE STATE OF California
             ----------

COUNTY OF San Francisco
          -------------

      This instrument was acknowledged before me on the 16th day of December, 1997, by Kevin M. Howley, the President of MR, Inc., a California corporation, on behalf of said corporation.

                                                             /s/ Tana Laura
                                                             --------------
                                                             Notary Public
TANA J. LAURA
Comm. #1122580
NOTARY PUBLIC CALIFORNIA
City & County of San Francisco
Comm. Exp. Jan 15, 2001

Legal Description of Property.
------------------------------

All that certain real property situated in the City of Fort Worth, County of Tarrant, State of Texas, described as follows:

Being all of Lot 1, Block 200 , Wedgwood Addition to the City of Fort Worth, Tarrant County, Texas according to the plat recorded in Volume 388-45, Page 73 Plat Records, Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a "Y" cut in concrete walk in the North right-of-way line of Alta Mesa Boulevard and in the East right-of-way line of Woodway Drive, for the Southwest corner of said Lot 1;

THENCE North 00 deg. 01 min. West, along the west line of said Lot and the said East right-of-way line, a distance of 150.00 feet to a "+" found in concrete walk for the Northwest corner of said Lot 1, and being the most Westerly Southwest corner of Lot 2 of said Block 200, as recorded in Volume 388-48, page 617 of said Deed Records;

THENCE South 83 deg. 52 min. East, along the North line of said Lot 1 and a South line of said Lot 2, a distance of 175.0 feet to a "+" cut in the concrete for the Northeast corner of said Lot 1, a "Y" cut in concrete curb bears South 83 deg. 52 min. East, 2.56 feet;

THENCE South 00 deg. 01 min. East, along the East line of said Lot 1 and a West line of said Lot 2, a distance of 150.00 feet to a "+" found in concrete walk in the North right-of-way line of said Alta Mesa Boulevard, for the Southeast corner of said Lot 1;

THENCE North 83 deg. 52 min. West, along the South line of said Lot 1 and the said North right-of-way line, a distance of 175.0 feet to the POINT OF BEGINNING and containing 26,099 square feet or land.

                                   EXHIBIT D 4
                                   -----------


                          Form of Special Warranty Deed
                          -----------------------------


WHEN RECORDED, RETURN TO:                            CERTIFIED TO BE A TRUE
------------------------
COPY
                                                     OF DOCUMENT RECORDED
12/23/97
David Eby                                            IN BOOK___SERIE
D197235428
CAPTEC Financial Group, Inc.                         OF OFFICIAL RECORDS.
24 Frank Lloyd Wright Drive                          CHICAGO TITLE INSURANCE
CO.
Lobby L - 4th floor                                  BY /s/
Ann Arbor, MI 48106-0544                                ---


------------------------------------------

                              SPECIAL WARRANTY DEED
                              ---------------------


STATE OF TEXAS
                                           KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TARRANT


      THAT METRIC REAL ESTATE, L.P. a California limited partnership (herein called "Grantor"), for and in consideration of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable cash consideration to Grantor in hand paid and caused to be paid in the manner hereinafter stated by CAPTEC NET LEASE REALY, INC. (herein called "Grantee", whether one or more), the receipt and sufficiency of which are hereby acknowledged, has GRANTED, SOLD and CONVEYED and by these presents does hereby GRANT, SELL and CONVEY unto Grantee the real property in Tarrant County, Texas, together with all rights and appurtenances thereto (the "Property"), to wit:

      See Exhibit A attached hereto and incorporated herein by this reference

      This conveyance is made subject to any and all restrictions, covenants, conditions, easements and reservations, if any, relating to the hereinabove described Property, but only to the extent they are still in effect, shown of record in the hereinabove mentioned county and state and to all zoning laws, regulations, and ordinances of municipal and/or governmental authorities, if any, but only to the extent that they are still in effect relating to the hereinabove described real property.

      TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging unto Grantee, Grantee's heirs, personal representatives, successors and assigns forever; and Grantor does hereby bind Grantor and Grantor's successors, to warrant and forever defend all and singular the Property, subject, however, as aforesaid, unto Grantee, Grantee's heirs, personal representatives, successors and assigns, against every person whomsoever lawfully claiming, or to claim the same, or any part thereof, by, through, or under Grantor, but not otherwise.

      NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT GRANTEE IS ACQUIRING THE PROPERTY "AS IS" AND "WHERE IS" AND "WITH ALL FAULTS" AND THAT, EXCEPT AS TO THE SPECIAL WARRANTY OF TITLE SET FORTH ABOVE, GRANTOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, WITH RESPECT TO THE QUALITY, PHYSICAL CONDITION, EXPENSES, VALUE OF THE PROPERTY OR IMPROVEMENTS THEREON, COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT, FAIR HOUSING ACT OR OTHER LAWS REGARDING

DISCRIMINATION OR HANDICAPPED ACCESSIBILITY, PRESENCE/ABSENCE OF HAZARDOUS MATERIALS, ELECTROMAGNETIC FIELD EXPOSURE LEVELS OR ANY OTHER MATTER OR THING AFFECTING OR RELATED TO THE PROPERTY (INCLUDING, WITHOUT LIMITATION, WARRANTIES OF HABITABILITY OR SUITABILITY OR WARRANTIES OF MERCHANTABILITY AND/OR OF FITNESS FOR A PARTICULAR PURPOSE), WHICH MIGHT BE PERTINENT IN CONSIDERING THE MAKING OF THE PURCHASE OF THE PROPERTY, AS GRANTEE, BY ACCEPTANCE HEREOF, DOES HEREBY RELEASE AND FOREVER DISCHARGE GRANTOR AND GRANTOR'S SUCCESSORS ASSIGNS FROM ANY AND ALL CLAIMS, OBLIGATIONS AND LIABILITIES (WHETHER BASED IN TORT, CONTRACT OR OTHERWISE) ATTRIBUTABLE, IN WHOLE OR IN PART, TO ANY SUCH REPRESENTATIONS AND/OR ALLEGED REPRESENTATIONS.

      Grantee, by acceptance hereof, does hereby assume and agree to pay all ad valorem taxes pertaining to the Property for the calendar year 1997 and subsequent years, there having been a proper proration of same between Grantor and Grantee.

      EXECUTED and DELIVERED as of the 16th day of December,1997.

                                     METRIC REAL ESTATE, L.P., a
                                     California limited partnership

                                     By:   MR, Inc., a California corporation,
                                     Its:  General Partner

                                           By:  /s/ Kevin M. Howley
                                                -------------------
                                           Its: President
                                                ---------

THE STATE OF California
             ----------

COUNTY OF San Francisco
          -------------

      This instrument was acknowledged before me on the 16th day of December, 1997, by Kevin M. Howley, the President of MR, Inc., a California corporation, on behalf of said corporation.

                                                         /s/ Tana Laura
                                                         --------------
                                                         Notary Public
TANA J. LAURA
Comm. #1122580
NOTARY PUBLIC CALIFORNIA
City & County of San Francisco
Comm. Exp. Jan 15, 2001

Legal Description of Property.
------------------------------

All that certain real property situated in the City of Grand Prairie, County of Tarrant, State of Texas, Described as follows:

Description of a 30,622 square foot (0.7030 acre) tract of land in the City of Grand Prairie, Tarrant County, Texas and being all of Lot 1, Block "A" of the Houseman/NCS Addition, an Addition to the City of Grand Prairie, Tarrant County, Texas, according to the plat thereof recorded in Volume 388-102, Page 43 of the Plat Records of Tarrant County, Texas. (P.R.T.C.T.) and being more particularly described by metes and bounds as follows (with bearings referenced to the plat of said Houseman/NCS Addition):

BEGINNING at a 5/8 inch iron rod set at the Intersection of the east right-of-way (R.O.W) line of Duncan Perry Road (a 70 foot R.O.W.) and the south R.O.W. line of Tarrant Road ( 100 foot R.O.W.) marking th northwest corner of Lot 1, Block "A" of said Houseman/NCS Addition, from which a 1/2 inch iron rod found bears South 15 deg. 52 min. West, 0.9 feet;

THENCE North 89 deg. 27 min. 47 sec. East, along the common north line of said Lot 1 and the South R.O.W. line of said Tarrant Road, a distance of 175.00 feet to a 5/8 inch iron rod found for the common northeast corner of said Lot 1 and the most northerly northwest corner of Lot 2, Block "A" of said Houseman/NCS Addition;

THENCE South 00 deg. 12 min. 07 sec. West, departing the south R.O.W. line of said Tarrant Road and along the common east line of said Lot 1 and a west line of said Lot 2, a distance of 175.00 feet to a 5/8 inch iron rod found for the common southeast corner of said Lot 1 and an interior corner of said Lot 2;

THENCE South 89 deg. 27 min. 47 sec. West, along the common south line of said Lot 1 and a north line of said Lot 2, a distance of 175.00 feet to a 5/8 inch iron rod found in the east R.O.W. line of Duncan Perry Road marking the common southwest corner of said Lot 1 and the most westerly northwest corner of said Lot 2;

THENCE North 00 deg. 12 min. 07 sec. East, along the common west line of said Lot 1 and the east R.O.W line of said Duncan Perry Road, a distance of 175.00 feet to the POINT OF BEGINNING of the herein described tract containing within the metes recited 30,622 square feet (0.7030 acre) of land, more or less.

                                   EXHIBIT D 5
                                   -----------


                          Form of Special Warranty Deed
                          -----------------------------


WHEN RECORDED, RETURN TO:                         CERTIFIED TO BE A TRUE
------------------------
COPY
                                                  OF DOCUMENT RECORDED
12/23/97
David Eby                                         IN BOOK___SERIES
D197235431
CAPTEC Financial Group, Inc.                      OF OFFICIAL RECORDS.
24 Frank Lloyd Wright Drive                       CHICAGO TITLE INSURANCE
CO.
Lobby L - 4th floor                               BY /s/
Ann Arbor, MI 48106-0544                             ---

-------------------------------------------


                              SPECIAL WARRANTY DEED
                              ---------------------


STATE OF TEXAS
                                       KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TARRANT


      THAT METRIC REAL ESTATE, L.P. a California limited partnership (herein called "Grantor"), for and in consideration of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable cash consideration to Grantor in hand paid and caused to be paid in the manner hereinafter stated by CAPTEC NET LEASE REALY, INC. (herein called "Grantee", whether one or more), the receipt and sufficiency of which are hereby acknowledged, has GRANTED, SOLD and CONVEYED and by these presents does hereby GRANT, SELL and CONVEY unto Grantee the real property in Tarrant County, Texas, together with all rights and appurtenances thereto (the "Property"), to wit:

      See Exhibit A attached hereto and incorporated herein by this reference

      This conveyance is made subject to any and all restrictions, covenants, conditions, easements and reservations, if any, relating to the hereinabove described Property, but only to the extent they are still in effect, shown of record in the hereinabove mentioned county and state and to all zoning laws, regulations, and ordinances of municipal and/or governmental authorities, if any, but only to the extent that they are still in effect relating to the hereinabove described real property.

      TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging unto Grantee, Grantee's heirs, personal representatives, successors and assigns forever; and Grantor does hereby bind Grantor and Grantor's successors, to warrant and forever defend all and singular the Property, subject, however, as aforesaid, unto Grantee, Grantee's heirs, personal representatives, successors and assigns, against every person whomsoever lawfully claiming, or to claim the same, or any part thereof, by, through, or under Grantor, but not otherwise.

      NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT GRANTEE IS ACQUIRING THE PROPERTY "AS IS" AND "WHERE IS" AND "WITH ALL FAULTS" AND THAT, EXCEPT AS TO THE SPECIAL WARRANTY OF TITLE SET FORTH ABOVE, GRANTOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, WITH RESPECT TO THE QUALITY, PHYSICAL CONDITION, EXPENSES, VALUE OF THE PROPERTY OR IMPROVEMENTS THEREON, COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT, FAIR HOUSING ACT OR OTHER LAWS REGARDING

DISCRIMINATION OR HANDICAPPED ACCESSIBILITY, PRESENCE/ABSENCE OF HAZARDOUS MATERIALS, ELECTROMAGNETIC FIELD EXPOSURE LEVELS OR ANY OTHER MATTER OR THING AFFECTING OR RELATED TO THE PROPERTY (INCLUDING, WITHOUT LIMITATION, WARRANTIES OF HABITABILITY OR SUITABILITY OR WARRANTIES OF MERCHANTABILITY AND/OR OF FITNESS FOR A PARTICULAR PURPOSE), WHICH MIGHT BE PERTINENT IN CONSIDERING THE MAKING OF THE PURCHASE OF THE PROPERTY, AS GRANTEE, BY ACCEPTANCE HEREOF, DOES HEREBY RELEASE AND FOREVER DISCHARGE GRANTOR AND GRANTOR'S SUCCESSORS ASSIGNS FROM ANY AND ALL CLAIMS, OBLIGATIONS AND LIABILITIES (WHETHER BASED IN TORT, CONTRACT OR OTHERWISE) ATTRIBUTABLE, IN WHOLE OR IN PART, TO ANY SUCH REPRESENTATIONS AND/OR ALLEGED REPRESENTATIONS.

      Grantee, by acceptance hereof, does hereby assume and agree to pay all ad valorem taxes pertaining to the Property for the calendar year 1997 and subsequent years, there having been a proper proration of same between Grantor and Grantee.

      EXECUTED and DELIVERED as of the 16th day of December,1997.

                                  METRIC REAL ESTATE, L.P., a
                                  California limited partnership

                                  By:  MR, Inc., a California corporation,
                                  Its: General Partner

                                       By:  /s/ Kevin M. Howley
                                            -------------------
                                       Its: President
                                            ---------

THE STATE OF California
             ----------

COUNTY OF San Francisco
          -------------

      This instrument was acknowledged before me on the 16th day of December 1997, by Kevin M. Howley, the President of MR, Inc., a California corporation, on behalf of said corporation.

                                                              /s/ Tana Laura
                                                              --------------
                                                              Notary Public
TANA J. LAURA
Comm. #1122580
NOTARY PUBLIC CALIFORNIA
City & County of San Francisco
Comm. Exp. Jan 15, 2001



Legal Description of Property.
------------------------------

All that certain real property situated in the City of Kennedale, County of Tarrant, State of Texas, described as follows:

Lot Two (2), Block One (1) of NCS Subdivision, an addition to the City of Kennedale, Tarrant County, Texas, according to the map or plat thereof, recorded in Volume 388-188, Page 82, Deed Records of Tarrant County, Texas;

Together with that certain pedestrian and vehicular access easement granted in deed dated March 29, 1985 from Harvey Properties Co. to National Convenience Stores Incorporated, recorded in Volume 8149, Page 235, Deed Records of Tarrant County, Texas; and

Together with that certain access easement dated July 10, 1990 granted by National Convenience Stores Incorporated to Metric Real Estate, L.P., recorded in Volume 9998, Page 1388 and refiled in Volume 10084, Page 228, Deed Records of Tarrant County, Texas.

                                   EXHIBIT E 1
                                   -----------

                           Form of General Assignment

      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby expressly acknowledged, METRIC REAL ESTATE, L.P., a California limited partnership ("Assignor"), hereby assigns, transfers and conveys to CAPTEC NET LEASE REALTY, INC., a Delaware corporation ("Assignee"), all of Assignor's right, title and interest in and to the Intangible Property with respect to the Location described on Schedule 1 attached hereto and incorporated herein by this reference. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in that certain Agreement for Purchase and Sale of Real Property (the "Agreement") dated October 31, 1997 entered into by and between Assignor, as Seller, and Assignee, as Buyer.

      This General Assignment is given pursuant to the Agreement.

      IN WITNESS WHEREOF, Assignor and Assignee have executed this General Assignment as of December 16, 1997.


                                       ASSIGNOR:
                                       ---------

                                       METRIC REAL ESTATE, L.P.,
                                       a California limited partnership

                                       By:  MR, Inc., a California corporation
                                       Its: General Partner

                                            By:  /s/ Kevin M. Howley
                                                 -------------------
                                            Its: President
                                                 ---------

                                       ASSIGNEE:
                                       ---------

                                       CAPTEC NET LEASE REALTY, INC., a
                                       Delaware corporation

                                       By: /s/
                                           ---
                                       Its: Vice President

Legal Description of Property.
------------------------------

All that certain real property situated in the City of San Antonio, County of Bexar, State of Texas, described as follows:

Lot Forty-nine (49), New City Block 12858, Grandys Subdivision, an addition to the City of San Antonio, Bexar County, Texas, according to the map or plat thereof, recorded in Volume 9508, Page 133, Deed and Plat Records of Bexar County, Texas

                                   EXHIBIT E 2
                                   -----------

                           Form of General Assignment

      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby expressly acknowledged, METRIC REAL ESTATE, L.P., a California limited partnership ("Assignor"), hereby assigns, transfers and conveys to CAPTEC NET LEASE REALTY, INC., a Delaware corporation ("Assignee"), all of Assignor's right, title and interest in and to the Intangible Property with respect to the Location described on Schedule 1 attached hereto and incorporated herein by this reference. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in that certain Agreement for Purchase and Sale of Real Property (the "Agreement") dated October 31, 1997 entered into by and between Assignor, as Seller, and Assignee, as Buyer.

      This General Assignment is given pursuant to the Agreement.

      IN WITNESS WHEREOF, Assignor and Assignee have executed this General Assignment as of December 16, 1997.


                                       ASSIGNOR:
                                       ---------

                                       METRIC REAL ESTATE, L.P.,
                                       a California limited partnership

                                       By:   MR, Inc., a California corporation
                                       Its:  General Partner

                                             By:  /s/ Kevin M. Howley
                                                  -------------------
                                             Its: President
                                                  ---------

                                       ASSIGNEE:
                                       ---------

                                       CAPTEC NET LEASE REALTY, INC., a
                                       Delaware corporation

                                                By: /s/
                                                    ---
                                                Its: Vice President

Legal Description of Property.
------------------------------

All that certain real property situated in the City of San Antonio, County of Bexar, State of Texas, described as follows:

A 0.599 acre (26,091 square feet) tract known as Lot Two (2), Block Ten (10), NCB 17488, Northgate Stop N Go Subdivision, as recorded in Volume 9508, Page 189 of the Deed and Plat Records of Bexar County, Texas and more particularly described as follows:

BEGINNING at a point on the West right-of-way line of Babcock Road, said point being South 40 deg. 13 min. 31 sec. East, a distance of 24.49 feet from the point of intersection with the South right-of-way line of Eckhert Road and the POINT OF BEGINNING;

THENCE along the West right-of-way line of Babcok Road, South 40 deg. 13 min. 31 sec. East, a distance of 145.06 feet to a point, said point being the Southeast corner of this 0.599 acre tract;

THENCE departing the West right-of-way line of Babcock Road, South 53 deg. 29 min. 05 sec. West, a distance of 168.02 feet to a point, said point being the Southwest corner of this 0.599 acre tract;

THENCE North 36 deg. 30 min. 55 sec. West, a distance of 168.33 feet to a point on the South right-of-way line of Eckhert Road, said point being the Northwest corner of this 0.599 acre tract;

THENCE on a curve to the left whose radius is 500.00 feet, delta of 04 deg. 35 min. 01 sec. and a length of 40.00 feet to a PCC;

THENCE on a curve to the left whose radius is 1793.00 feet, delta of 02 deg. 57 min. 41 sec. and length of 92.67 feet to a PRC;

THENCE on a curve to the right whose radius is 25.00 feet, delta of 88 deg. 49 min. 05 sec. and a length of 38.75 feet to the POINT OF BEGINNING and containing
0.599 acres (26,091 square feet) of land more or less.





                                   EXHIBIT E 3
                                   -----------

                           Form of General Assignment

      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby expressly acknowledged, METRIC REAL ESTATE, L.P., a California limited partnership ("Assignor"), hereby assigns, transfers and conveys to CAPTEC NET LEASE REALTY, INC., a Delaware corporation ("Assignee"), all of Assignor's right, title and interest in and to the Intangible Property with respect to the Location described on Schedule 1 attached hereto and incorporated herein by this reference. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in that certain Agreement for Purchase and Sale of Real Property (the "Agreement") dated October 31, 1997 entered into by and between Assignor, as Seller, and Assignee, as Buyer.

      This General Assignment is given pursuant to the Agreement.

      IN WITNESS WHEREOF, Assignor and Assignee have executed this General Assignment as of December 16, 1997.


                                       ASSIGNOR:
                                       ---------

                                       METRIC REAL ESTATE, L.P.,
                                       a California limited partnership

                                       By:   MR, Inc., a California corporation
                                       Its:  General Partner

                                             By:  /s/ Kevin Howley
                                                  ----------------
                                             Its: President
                                                  ---------

                                       ASSIGNEE:
                                       ---------

                                       CAPTEC NET LEASE REALTY, INC., a
                                       Delaware corporation

                                             By: /s/
                                                 ---
                                             Its: Vice President

Legal Description of Property.
------------------------------

All that certain real property situated in the City of Fort Worth, County of Tarrant, State of Texas, described as follows:

Being all of Lot 1, Block 200 , Wedgwood Addition to the City of Fort Worth, Tarrant County, Texas according to the plat recorded in Volume 388-45, Page 73 Plat Records, Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a "Y" cut in concrete walk in the North right-of-way line of Alta Mesa Boulevard and in the East right-of-way line of Woodway Drive, for the Southwest corner of said Lot 1;

THENCE North 00 deg. 01 min. West, along the west line of said Lot and the said East right-of-way line, a distance of 150.00 feet to a "+" found in concrete walk for the Northwest corner of said Lot 1, and being the most Westerly Southwest corner of Lot 2 of said Block 200, as recorded in Volume 388-48, page 617 of said Deed Records;

THENCE South 83 deg. 52 min. East, along the North line of said Lot 1 and a South line of said Lot 2, a distance of 175.0 feet to a "+" cut in the concrete for the Northeast corner of said Lot 1, a "Y" cut in concrete curb bears South 83 deg. 52 min. East, 2.56 feet;

THENCE South 00 deg. 01 min. East, along the East line of said Lot 1 and a West line of said Lot 2, a distance of 150.00 feet to a "+" found in concrete walk in the North right-of-way line of said Alta Mesa Boulevard, for the Southeast corner of said Lot 1;

THENCE North 83 deg. 52 min. West, along the South line of said Lot 1 and the said North right-of-way line, a distance of 175.0 feet to the POINT OF BEGINNING and containing 26,099 square feet or land.



                                   EXHIBIT E 4
                                   -----------

                           Form of General Assignment

      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby expressly acknowledged, METRIC REAL ESTATE, L.P., a California limited partnership ("Assignor"), hereby assigns, transfers and conveys to CAPTEC NET LEASE REALTY, INC., a Delaware corporation ("Assignee"), all of Assignor's right, title and interest in and to the Intangible Property with respect to the Location described on Schedule 1 attached hereto and incorporated herein by this reference. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in that certain Agreement for Purchase and Sale of Real Property (the "Agreement") dated October 31, 1997 entered into by and between Assignor, as Seller, and Assignee, as Buyer.

      This General Assignment is given pursuant to the Agreement.

      IN WITNESS WHEREOF, Assignor and Assignee have executed this General Assignment as of December 16, 1997.

                                       ASSIGNOR:
                                       ---------

                                       METRIC REAL ESTATE, L.P.,
                                       a California limited partnership

                                       By:   MR, Inc., a California corporation
                                       Its:  General Partner

                                             By:  /s/ Kevin M. Howley
                                                  ------------------
                                             Its: President
                                                  ---------

                                       ASSIGNEE:
                                       ---------

                                       CAPTEC NET LEASE REALTY, INC., a
                                            Delaware corporation

                                                     By: /s/
                                                         ---
                                                     Its: Vice President

Legal Description of Property.
------------------------------

All that certain real property situated in the City of Grand Prairie, County of Tarrant, State of Texas, Described as follows:

Description of a 30,622 square foot (0.7030 acre) tract of land in the City of Grand Prairie, Tarrant County, Texas and being all of Lot 1, Block "A" of the Houseman/NCS Addition, an Addition to the City of Grand Prairie, Tarrant County, Texas, according to the plat thereof recorded in Volume 388-102, Page 43 of the Plat Records of Tarrant County, Texas. (P.R.T.C.T.) and being more particularly described by metes and bounds as follows (with bearings referenced to the plat of said Houseman/NCS Addition):

BEGINNING at a 5/8 inch iron rod set at the Intersection of the east right-of-way (R.O.W) line of Duncan Perry Road (a 70 foot R.O.W.) and the south R.O.W. line of Tarrant Road ( 100 foot R.O.W.) marking th northwest corner of Lot 1, Block "A" of said Houseman/NCS Addition, from which a 1/2 inch iron rod found bears South 15 deg. 52 min. West, 0.9 feet;

THENCE North 89 deg. 27 min. 47 sec. East, along the common north line of said Lot 1 and the South R.O.W. line of said Tarrant Road, a distance of 175.00 feet to a 5/8 inch iron rod found for the common northeast corner of said Lot 1 and the most northerly northwest corner of Lot 2, Block "A" of said Houseman/NCS Addition;

THENCE South 00 deg. 12 min. 07 sec. West, departing the south R.O.W. line of said Tarrant Road and along the common east line of said Lot 1 and a west line of said Lot 2, a distance of 175.00 feet to a 5/8 inch iron rod found for the common southeast corner of said Lot 1 and an interior corner of said Lot 2;

THENCE South 89 deg. 27 min. 47 sec. West, along the common south line of said Lot 1 and a north line of said Lot 2, a distance of 175.00 feet to a 5/8 inch iron rod found in the east R.O.W. line of Duncan Perry Road marking the common southwest corner of said Lot 1 and the most westerly northwest corner of said Lot 2;

THENCE North 00 deg. 12 min. 07 sec. East, along the common west line of said Lot 1 and the east R.O.W line of said Duncan Perry Road, a distance of 175.00 feet to the POINT OF BEGINNING of the herein described tract containing within the metes recited 30,622 square feet (0.7030 acre) of land, more or less.

                                   EXHIBIT E 5
                                   -----------

                           Form of General Assignment

      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby expressly acknowledged, METRIC REAL ESTATE, L.P., a California limited partnership ("Assignor"), hereby assigns, transfers and conveys to CAPTEC NET LEASE REALTY, INC., a Delaware corporation ("Assignee"), all of Assignor's right, title and interest in and to the Intangible Property with respect to the Location described on Schedule 1 attached hereto and incorporated herein by this reference. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in that certain Agreement for Purchase and Sale of Real Property (the "Agreement") dated October 31, 1997 entered into by and between Assignor, as Seller, and Assignee, as Buyer.

      This General Assignment is given pursuant to the Agreement.

      IN WITNESS WHEREOF, Assignor and Assignee have executed this General Assignment as of December 16, 1997.

                                         ASSIGNOR:
                                         ---------

                                         METRIC REAL ESTATE, L.P.,
                                         a California limited partnership

                                         By:  MR, Inc., a California corporation
                                         Its: General Partner

                                              By:  /s/ Kevin M. Howley
                                                   -------------------
                                              Its: President
                                                   ---------

                                         ASSIGNEE:
                                         ---------

                                         CAPTEC NET LEASE REALTY, INC., a
                                         Delaware corporation

                                              By:  /s/
                                                   ---
                                              Its: Vice President

Legal Description of Property.
------------------------------

All that certain real property situated in the City of Kennedale, County of Tarrant, State of Texas, described as follows:

Lot Two (2), Block One (1) of NCS Subdivision, an addition to the City of Kennedale, Tarrant County, Texas, according to the map or plat thereof, recorded in Volume 388-188, Page 82, Deed Records of Tarrant County, Texas;

Together with that certain pedestrian and vehicular access easement granted in deed dated March 29, 1985 from Harvey Properties Co. to National Convenience Stores Incorporated, recorded in Volume 8149, Page 235, Deed Records of Tarrant County, Texas; and

Together with that certain access easement dated July 10, 1990 granted by National Convenience Stores Incorporated to Metric Real Estate, L.P., recorded in Volume 9998, Page 1388 and refiled in Volume 10084, Page 228, Deed Records of Tarrant County, Texas.

                                   EXHIBIT F 1
                                   -----------

                              Form of Bill of Sale
                              --------------------



                                  BILL OF SALE

      For valuable consideration, receipt of which is acknowledged, METRIC REAL ESTATE, L.P., a California limited partnership, ("Seller"), grants, sells, transfers and assigns to CAPTEC NET LEASE REALTY, INC., a Delaware corporation ("Buyer"), all of Seller's right, title and interest in and to the Personal Property described in Schedule 2 attached hereto and by this reference incorporated herein, located at or used in connection with the Location described in Schedule 1 attached hereto and incorporated herein by this reference. Buyer acknowledges and agrees that such Personal Property is sold to and shall be accepted by Buyer in its "As-Is" condition and WITH ALL FAULTS and without any representation of any kind or nature except to the extent, if any, specifically made in that certain Agreement for Purchase and Sale of Real Property dated as of October 31, 1997 between Seller and Buyer (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

      IN WITNESS WHEREOF, Seller has executed this Bill of Sale this 16 day of December, 1997.

                                         SELLER:
                                         -------

                                         METRIC REAL ESTATE, L.P.,
                                         a California limited partnership

                                         By:  MR, Inc., a California corporation
                                         Its: General Partner

                                              By:  /s/ Kevin M. Howley
                                                   -------------------
                                              Its: President
                                                   ---------

                                   SCHEDULE 1
                                   ----------
Legal Description of Property.
------------------------------

All that certain real property situated in the City of San Antonio, County of Bexar, State of Texas, described as follows:

Lot Forty-nine (49), New City Block 12858, Grandys Subdivision, an addition to the City of San Antonio, Bexar County, Texas, according to the map or plat thereof, recorded in Volume 9508, Page 133, Deed and Plat Records of Bexar County, Texas

                                   SCHEDULE 2
                                   ----------

                          Schedule of Personal Property

                                     [NONE]

                                   EXHIBIT F 2
                                   -----------

                              Form of Bill of Sale
                              --------------------



                                  BILL OF SALE

      For valuable consideration, receipt of which is acknowledged, METRIC REAL ESTATE, L.P., a California limited partnership, ("Seller"), grants, sells, transfers and assigns to CAPTEC NET LEASE REALTY, INC., a Delaware corporation ("Buyer"), all of Seller's right, title and interest in and to the Personal Property described in Schedule 2 attached hereto and by this reference incorporated herein, located at or used in connection with the Location described in Schedule 1 attached hereto and incorporated herein by this reference. Buyer acknowledges and agrees that such Personal Property is sold to and shall be accepted by Buyer in its "As-Is" condition and WITH ALL FAULTS and without any representation of any kind or nature except to the extent, if any, specifically made in that certain Agreement for Purchase and Sale of Real Property dated as of October 31, 1997 between Seller and Buyer (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

      IN WITNESS WHEREOF, Seller has executed this Bill of Sale this 16 day of December, 1997.

                                         SELLER:
                                         -------

                                         METRIC REAL ESTATE, L.P.,
                                         a California limited partnership

                                         By:  MR, Inc., a California corporation
                                         Its: General Partner

                                              By:  /s/ Kevin M. Howley
                                                   -------------------
                                              Its: President
                                                   ---------


                                   SCHEDULE 1
                                   ----------

Legal Description of Property.
------------------------------

All that certain real property situated in the City of San Antonio, County of Bexar, State of Texas, described as follows:

A 0.599 acre (26,091 square feet) tract known as Lot Two (2), Block Ten (10), NCB 17488, Northgate Stop N Go Subdivision, as recorded in Volume 9508, Page 189 of the Deed and Plat Records of Bexar County, Texas and more particularly described as follows:

BEGINNING at a point on the West right-of-way line of Babcock Road, said point being South 40 deg. 13 min. 31 sec. East, a distance of 24.49 feet from the point of intersection with the South right-of-way line of Eckhert Road and the POINT OF BEGINNING;

THENCE along the West right-of-way line of Babcok Road, South 40 deg. 13 min. 31 sec. East, a distance of 145.06 feet to a point, said point being the Southeast corner of this 0.599 acre tract;

THENCE departing the West right-of-way line of Babcock Road, South 53 deg. 29 min. 05 sec. West, a distance of 168.02 feet to a point, said point being the Southwest corner of this 0.599 acre tract;

THENCE North 36 deg. 30 min. 55 sec. West, a distance of 168.33 feet to a point on the South right-of-way line of Eckhert Road, said point being the Northwest corner of this 0.599 acre tract;

THENCE on a curve to the left whose radius is 500.00 feet, delta of 04 deg. 35 min. 01 sec. and a length of 40.00 feet to a PCC;

THENCE on a curve to the left whose radius is 1793.00 feet, delta of 02 deg. 57 min. 41 sec. and length of 92.67 feet to a PRC;

THENCE on a curve to the right whose radius is 25.00 feet, delta of 88 deg. 49 min. 05 sec. and a length of 38.75 feet to the POINT OF BEGINNING and containing
0.599 acres (26,091 square feet) of land more or less.


                                   SCHEDULE 2
                                   ----------

                          Schedule of Personal Property

                                     [NONE]




                                   EXHIBIT F 3
                                   -----------

                              Form of Bill of Sale
                              --------------------



                                  BILL OF SALE

      For valuable consideration, receipt of which is acknowledged, METRIC REAL ESTATE, L.P., a California limited partnership, ("Seller"), grants, sells, transfers and assigns to CAPTEC NET LEASE REALTY, INC., a Delaware corporation ("Buyer"), all of Seller's right, title and interest in and to the Personal Property described in Schedule 2 attached hereto and by this reference incorporated herein, located at or used in connection with the Location described in Schedule 1 attached hereto and incorporated herein by this reference. Buyer acknowledges and agrees that such Personal Property is sold to and shall be accepted by Buyer in its "As-Is" condition and WITH ALL FAULTS and without any representation of any kind or nature except to the extent, if any, specifically made in that certain Agreement for Purchase and Sale of Real Property dated as of October 31, 1997 between Seller and Buyer (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

      IN WITNESS WHEREOF, Seller has executed this Bill of Sale this 16 day of December, 1997.

                                         SELLER:

                                         METRIC REAL ESTATE, L.P.,
                                         a California limited partnership

                                         By:  MR, Inc., a California corporation
                                         Its: General Partner

                                              By:  /s/ Kevin M. Howley
                                                   -------------------
                                              Its: President
                                                   ---------

                                   SCHEDULE 1
                                   ----------

Legal Description of Property.
------------------------------

All that certain real property situated in the City of Fort Worth, County of Tarrant, State of Texas, described as follows:

Being all of Lot 1, Block 200 , Wedgwood Addition to the City of Fort Worth, Tarrant County, Texas according to the plat recorded in Volume 388-45, Page 73 Plat Records, Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a "Y" cut in concrete walk in the North right-of-way line of Alta Mesa Boulevard and in the East right-of-way line of Woodway Drive, for the Southwest corner of said Lot 1;

THENCE North 00 deg. 01 min. West, along the west line of said Lot and the said East right-of-way line, a distance of 150.00 feet to a "+" found in concrete walk for the Northwest corner of said Lot 1, and being the most Westerly Southwest corner of Lot 2 of said Block 200, as recorded in Volume 388-48, page 617 of said Deed Records;

THENCE South 83 deg. 52 min. East, along the North line of said Lot 1 and a South line of said Lot 2, a distance of 175.0 feet to a "+" cut in the concrete for the Northeast corner of said Lot 1, a "Y" cut in concrete curb bears South 83 deg. 52 min. East, 2.56 feet;

THENCE South 00 deg. 01 min. East, along the East line of said Lot 1 and a West line of said Lot 2, a distance of 150.00 feet to a "+" found in concrete walk in the North right-of-way line of said Alta Mesa Boulevard, for the Southeast corner of said Lot 1;

THENCE North 83 deg. 52 min. West, along the South line of said Lot 1 and the said North right-of-way line, a distance of 175.0 feet to the POINT OF BEGINNING and containing 26,099 square feet or land.



                                   SCHEDULE 2
                                   ----------

                          Schedule of Personal Property

                                     [NONE]

                                   EXHIBIT F 4

                              Form of Bill of Sale
                              --------------------



                                  BILL OF SALE

      For valuable consideration, receipt of which is acknowledged, METRIC REAL ESTATE, L.P., a California limited partnership, ("Seller"), grants, sells, transfers and assigns to CAPTEC NET LEASE REALTY, INC., a Delaware corporation ("Buyer"), all of Seller's right, title and interest in and to the Personal Property described in Schedule 2 attached hereto and by this reference incorporated herein, located at or used in connection with the Location described in Schedule 1 attached hereto and incorporated herein by this reference. Buyer acknowledges and agrees that such Personal Property is sold to and shall be accepted by Buyer in its "As-Is" condition and WITH ALL FAULTS and without any representation of any kind or nature except to the extent, if any, specifically made in that certain Agreement for Purchase and Sale of Real Property dated as of October 31, 1997 between Seller and Buyer (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

      IN WITNESS WHEREOF, Seller has executed this Bill of Sale this 16 day of December, 1997.

                                         SELLER:

                                         METRIC REAL ESTATE, L.P.,
                                         a California limited partnership

                                         By:  MR, Inc., a California corporation
                                         Its: General Partner

                                              By:  /s/ Kevin M. Howley
                                                   -------------------
                                              Its: President
                                                   ---------


                                   SCHEDULE 1
                                   ----------


Legal Description of Property.
------------------------------

All that certain real property situated in the City of Grand Prairie, County of Tarrant, State of Texas, Described as follows:

Description of a 30,622 square foot (0.7030 acre) tract of land in the City of Grand Prairie, Tarrant County, Texas and being all of Lot 1, Block "A" of the Houseman/NCS Addition, an Addition to the City of Grand Prairie, Tarrant County, Texas, according to the plat thereof recorded in Volume 388-102, Page 43 of the Plat Records of Tarrant County, Texas. (P.R.T.C.T.) and being more particularly described by metes and bounds as follows (with bearings referenced to the plat of said Houseman/NCS Addition):

BEGINNING at a 5/8 inch iron rod set at the Intersection of the east right-of-way (R.O.W) line of Duncan Perry Road (a 70 foot R.O.W.) and the south R.O.W. line of Tarrant Road ( 100 foot R.O.W.) marking th northwest corner of Lot 1, Block "A" of said Houseman/NCS Addition, from which a 1/2 inch iron rod found bears South 15 deg. 52 min.
West, 0.9 feet;

THENCE North 89 deg. 27 min. 47 sec. East, along the common north line of said Lot 1 and the South R.O.W. line of said Tarrant Road, a distance of 175.00 feet to a 5/8 inch iron rod found for the common northeast corner of said Lot 1 and the most northerly northwest corner of Lot 2, Block "A" of said Houseman/NCS Addition;

THENCE South 00 deg. 12 min. 07 sec. West, departing the south R.O.W. line of said Tarrant Road and along the common east line of said Lot 1 and a west line of said Lot 2, a distance of 175.00 feet to a 5/8 inch iron rod found for the common southeast corner of said Lot 1 and an interior corner of said Lot 2;

THENCE South 89 deg. 27 min. 47 sec. West, along the common south line of said Lot 1 and a north line of said Lot 2, a distance of 175.00 feet to a 5/8 inch iron rod found in the East R.O.W. line of Duncan Perry Road marking the common southwest corner of said Lot 1 and the most westerly northwest corner of said Lot 2;

THENCE North 00 deg. 12 min. 07 sec. East, along the common west line of said Lot 1 and the east R.O.W line of said Duncan Perry Road, a distance of 175.00 feet to the POINT OF BEGINNING of the herein described tract containing within the metes recited 30,622 square feet (0.7030 acre) of land, more or less.


                                   SCHEDULE 2
                                   ----------

                          Schedule of Personal Property

                                     [NONE]




                                   EXHIBIT F 5
                                   -----------

                              Form of Bill of Sale
                              --------------------



                                  BILL OF SALE

      For valuable consideration, receipt of which is acknowledged, METRIC REAL ESTATE, L.P., a California limited partnership, ("Seller"), grants, sells, transfers and assigns to CAPTEC NET LEASE REALTY, INC., a Delaware corporation ("Buyer"), all of Seller's right, title and interest in and to the Personal Property described in Schedule 2 attached hereto and by this reference incorporated herein, located at or used in connection with the Location described in Schedule 1 attached hereto and incorporated herein by this reference. Buyer acknowledges and agrees that such Personal Property is sold to and shall be accepted by Buyer in its "As-Is" condition and WITH ALL FAULTS and without any representation of any kind or nature except to the extent, if any, specifically made in that certain Agreement for Purchase and Sale of Real Property dated as of October 31, 1997 between Seller and Buyer (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

      IN WITNESS WHEREOF, Seller has executed this Bill of Sale this 16 day of December, 1997.

                                         SELLER:

                                         METRIC REAL ESTATE, L.P.,
                                         a California limited partnership

                                         By:  MR, Inc., a California corporation
                                         Its: General Partner

                                              By:  /s/ Kevin M. Howley
                                                   -------------------
                                              Its: President
                                                   ---------

                                   SCHEDULE 1
                                   ----------

Legal Description of Property.
------------------------------

All that certain real property situated in the City of Kennedale, County of Tarrant, State of Texas, described as follows:

Lot Two (2), Block One (1) of NCS Subdivision, an addition to the City of Kennedale, Tarrant County, Texas, according to the map or plat thereof, recorded in Volume 388-188, Page 82, Deed Records of Tarrant County, Texas;

Together with that certain pedestrian and vehicular access easement granted in deed dated March 29, 1985 from Harvey Properties Co. to National Convenience Stores Incorporated, recorded in Volume 8149, Page 235, Deed Records of Tarrant County, Texas; and

Together with that certain access easement dated July 10, 1990 granted by National Convenience Stores Incorporated to Metric Real Estate, L.P., recorded in Volume 9998, Page 1388 and refiled in Volume 10084, Page 228, Deed Records of Tarrant County, Texas.



                                   SCHEDULE 2
                                   ----------

                          Schedule of Personal Property

                                     [NONE]

                                   EXHIBIT G 1
                                   -----------


                               ASSIGNMENT OF LEASE

      This ASSIGNMENT is entered into this 16th day of December 1997, by and between METRIC REAL ESTATE, L.P., a California limited partnership ("Assignor"), and CAPTEC NET LEASE REALTY, INC., a Delaware corporation ("Assignee").

                                    RECITALS
                                    --------

      A. Assignor or Assignor's predecessor in interest, as lessor, has heretofore entered into that certain lease dated November 30, 1989 by and between Metric Income Trust Series, Inc., a California corporation d/b/a MITS Inc., in Texas ("MITS") and National Convenience Stores Incorporated, a Delaware corporation ("Lessee") as amended by that certain lease amendment dated October 14, 1992 by and between MITS and Lessee (collectively, the "Lease") relating to that certain real property described in Schedule 1 attached hereto and commonly known as 8620 Fredericksburg Road, City of San Antonio, Texas (the "Property")

      B. Assignor and Assignee are parties to that certain Purchase and Sale Agreement dated as of October 31, 1997 pursuant to which Assignor has agreed to sell and Assignee has agreed to purchase the Property and Assignor has agreed to assign and Assignee has agreed to assume the Lease.


      For valuable consideration, receipt of which is acknowledged, Assignor and Assignee agree as follows:

      1. Assignor assigns to Assignee all of the right, title and interest of Assignor in the Lease.

      2. Assignor agrees to indemnify and hold Assignee harmless from and against any and all losses, costs, liabilities, damages and expenses, including, without limitation, reasonable attorneys' fees, accruing prior to the date hereof and arising out of the Lease.

      3. Assignee assumes as of and from the date hereof all of Assignor's obligations under the Lease.

      4. Assignee agrees to indemnify and hold Assignor harmless from and against any and all losses, costs, liabilities, damages and expenses including, without limitation, reasonable attorneys' fees, accruing on or after the date hereof and arising out of the Lease.

      5. If Assignor or Assignee is required to employ counsel to enforce any of the terms of this Agreement or for damages by reason of any alleged breach of this Agreement or for a declaration of rights hereunder, the prevailing party shall be entitled to recover its reasonable attorneys' fees and court costs incurred.

      6. This Assignment shall be binding on, and inure to the benefit of, the parties hereto, their successors in interest, and assigns.

      IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first hereinabove written.

                                    ASSIGNOR:
                                    ---------

                                    METRIC REAL ESTATE, L.P.,
                                    a California limited partnership

                                    By:  MR, Inc., a California corporation
                                    Its: General Partner

                                         By:  /s/ Kevin M. Howley
                                              -------------------
                                         Its: President
                                              ---------

                                    ASSIGNEE:
                                    ---------

                                    CAPTEC NET LEASE REALTY, INC.,
                                    a Delaware corporation

                                         By:  /s/
                                              ---
                                         Its: Vice - President
                                              ----------------


                                   SCHEDULE 1
                                   ----------


Legal Description of Property.
------------------------------

All that certain real property situated in the City of San Antonio, County of Bexar, State of Texas, described as follows:

Lot Forty-nine (49), New City Block 12858, Grandys Subdivision, an addition to the City of San Antonio, Bexar County, Texas, according to the map or plat thereof, recorded in Volume 9508, Page 133, Deed and Plat Records of Bexar County, Texas

                                   EXHIBIT G 2


                               ASSIGNMENT OF LEASE

      This ASSIGNMENT is entered into this 16th day of December, 1997, by and between METRIC REAL ESTATE, L.P., a California limited partnership ("Assignor"), and CAPTEC NET LEASE REALTY, INC., a Delaware corporation ("Assignee").

                                    RECITALS
                                    --------

      A. Assignor or Assignor's predecessor in interest, as lessor, has heretofore entered into that certain lease dated November 30, 1989 by and between Metric Income Trust Series, Inc., a California corporation d/b/a MITS Inc., in Texas ("MITS") and National Convenience Stores Incorporated, a Delaware Corporation ("Lessee") as amended by that certain lease amendment dated October 14, 1992 by and between MITS and Lessee (collectively, the "Lease") relating to that certain real property described in Schedule 1 attached hereto and commonly known as 5494 Babcock Road, City of San Antonio, Texas (the "Property")

      B. Assignor and Assignee are parties to that certain Purchase and Sale Agreement dated as of October 31, 1997 pursuant to which Assignor has agreed to sell and Assignee has agreed to purchase the Property and Assignor has agreed to assign and Assignee has agreed to assume the Lease.


      For valuable consideration, receipt of which is acknowledged, Assignor and Assignee agree as follows:

      1. Assignor assigns to Assignee all of the right, title and interest of Assignor in the Lease.

      2. Assignor agrees to indemnify and hold Assignee harmless from and against any and all losses, costs, liabilities, damages and expenses, including, without limitation, reasonable attorneys' fees, accruing prior to the date hereof and arising out of the Lease.

      3. Assignee assumes as of and from the date hereof all of Assignor's obligations under the Lease.

      4. Assignee agrees to indemnify and hold Assignor harmless from and against any and all losses, costs, liabilities, damages and expenses including, without limitation, reasonable attorneys' fees, accruing on or after the date hereof and arising out of the Lease.

      5. If Assignor or Assignee is required to employ counsel to enforce any of the terms of this Agreement or for damages by reason of any alleged breach of this Agreement or for a declaration of rights hereunder, the prevailing party shall be entitled to recover its reasonable attorneys' fees and court costs incurred.

      6. This Assignment shall be binding on, and inure to the benefit of, the parties hereto, their successors in interest, and assigns.

      IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first hereinabove written.

                                    ASSIGNOR:
                                    ---------

                                    METRIC REAL ESTATE, L.P.,
                                    a California limited partnership

                                    By:  MR, Inc., a California corporation
                                    Its: General Partner

                                            By:  /s/ Kevin M. Howley
                                                 -------------------
                                            Its: President
                                                 ---------


                                    ASSIGNEE:
                                    ---------

                                    CAPTEC NET LEASE REALTY, INC.,
                                    a Delaware corporation

                                            By:  /s/
                                                 ---
                                            Its: Vice - President
                                                 ----------------


                                   SCHELDULE 1
                                   -----------

Legal Description of Property.
------------------------------

All that certain real property situated in the City of San Antonio, County of Bexar, State of Texas, described as follows:

A 0.599 acre (26,091 square feet) tract known as Lot Two (2), Block Ten (10), NCB 17488, Northgate Stop N Go Subdivision, as recorded in Volume 9508, Page 189 of the Deed and Plat Records of Bexar County, Texas and more particularly described as follows:

BEGINNING at a point on the West right-of-way line of Babcock Road, said point being South 40 deg. 13 min. 31 sec. East, a distance of 24.49 feet from the point of intersection with the South right-of-way line of Eckhert Road and the POINT OF BEGINNING;

THENCE along the West right-of-way line of Babcok Road, South 40 deg. 13 min. 31 sec. East, a distance of 145.06 feet to a point, said point being the Southeast corner of this 0.599 acre tract;

THENCE departing the West right-of-way line of Babcock Road, South 53 deg. 29 min. 05 sec. West, a distance of 168.02 feet to a point, said point being the Southwest corner of this 0.599 acre tract;

THENCE North 36 deg. 30 min. 55 sec. West, a distance of 168.33 feet to a point on the South right-of-way line of Eckhert Road, said point being the Northwest corner of this 0.599 acre tract;

THENCE on a curve to the left whose radius is 500.00 feet, delta of 04 deg. 35 min. 01 sec. and a length of 40.00 feet to a PCC;

THENCE on a curve to the left whose radius is 1793.00 feet, delta of 02 deg. 57 min. 41 sec. and length of 92.67 feet to a PRC;

THENCE on a curve to the right whose radius is 25.00 feet, delta of 88 deg. 49 min. 05 sec. and a length of 38.75 feet to the POINT OF BEGINNING and containing
0.599 acres (26,091 square feet) of land more or less.

                                   EXHIBIT G 3
                                   -----------


                               ASSIGNMENT OF LEASE

      This ASSIGNMENT is entered into this 16th day of December, 1997, by and between METRIC REAL ESTATE, L.P., a California limited partnership ("Assignor"), and CAPTEC NET LEASE REALTY, INC., a Delaware corporation ("Assignee").

                                    RECITALS
                                    --------

      A. Assignor or Assignor's predecessor in interest, as lessor, has heretofore entered into that certain lease dated November 30, 1989 by and between Metric Income Trust Series, Inc., a California corporation d/b/a MITS Inc., in Texas ("MITS") and National Convenience Stores Incorporated, a Delaware Corporation ("Lessee") as amended by that certain lease amendment dated October 14, 1992 by and between MITS and Lessee (collectively, the "Lease") relating to that certain real property described in Schedule 1 attached hereto and commonly known as 3850 Alta Mesa Blvd., City of Fort Worth, Texas (the "Property").

      B. Assignor and Assignee are parties to that certain Purchase and Sale Agreement dated as of October 31, 1997 pursuant to which Assignor has agreed to sell and Assignee has agreed to purchase the Property and Assignor has agreed to assign and Assignee has agreed to assume the Lease.


      For valuable consideration, receipt of which is acknowledged, Assignor and Assignee agree as follows:

      1. Assignor assigns to Assignee all of the right, title and interest of Assignor in the Lease.

      2. Assignor agrees to indemnify and hold Assignee harmless from and against any and all losses, costs, liabilities, damages and expenses, including, without limitation, reasonable attorneys' fees, accruing prior to the date hereof and arising out of the Lease.

      3. Assignee assumes as of and from the date hereof all of Assignor's obligations under the Lease.

      4. Assignee agrees to indemnify and hold Assignor harmless from and against any and all losses, costs, liabilities, damages and expenses including, without limitation, reasonable attorneys' fees, accruing on or after the date hereof and arising out of the Lease.

      5. If Assignor or Assignee is required to employ counsel to enforce any of the terms of this Agreement or for damages by reason of any alleged breach of this Agreement or for a declaration of rights hereunder, the prevailing party shall be entitled to recover its reasonable attorneys' fees and court costs incurred.

      6. This Assignment shall be binding on, and inure to the benefit of, the parties hereto, their successors in interest, and assigns.

      IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first hereinabove written.

                                    ASSIGNOR:
                                    ---------

                                    METRIC REAL ESTATE, L.P.,
                                    a California limited partnership

                                    By:  MR, Inc., a California corporation
                                    Its: General Partner

                                            By:  /s/ Kevin M. Howley
                                                 -------------------
                                            Its: President
                                                 ---------

                                    ASSIGNEE:
                                    ---------

                                    CAPTEC NET LEASE REALTY, INC.,
                                    a Delaware corporation

                                            By:  /s/
                                                 ---
                                            Its: Vice - President
                                                 ----------------



                                   SCHEDULE 1
                                   ----------

Legal Description of Property.
------------------------------

All that certain real property situated in the City of Fort Worth, County of Tarrant, State of Texas, described as follows:

Being all of Lot 1, Block 200 , Wedgwood Addition to the City of Fort Worth, Tarrant County, Texas according to the plat recorded in Volume 388-45, Page 73 Plat Records, Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a "Y" cut in concrete walk in the North right-of-way line of Alta Mesa Boulevard and in the East right-of-way line of Woodway Drive, for the Southwest corner of said Lot 1;

THENCE North 00 deg. 01 min. West, along the west line of said Lot and the said East right-of-way line, a distance of 150.00 feet to a "+" found in concrete walk for the Northwest corner of said Lot 1, and being the most Westerly Southwest corner of Lot 2 of said block 200, as recorded in Volume 388-48, page 617 of said Deed Records;

THENCE South 83 deg. 52 min. East, along the North line of said Lot 1 and a South line of said Lot 2, a distance of 175.0 feet to a "+" cut in the concrete for the Northeast corner of said Lot 1, a "Y" cut in concrete curb bears South 83 deg. 52 min. East, 2.56 feet;

THENCE South 00 deg. 01 min. East, along the East line of said Lot 1 and a West line of said Lot 2, a distance of 150.00 feet to a "+" found in concrete walk in the North right-of-way line of said Alta Mesa Boulevard, for the Southeast corner of said Lot 1;

THENCE North 83 deg. 52 min. West, along the South line of said Lot 1 and the said North right-of-way line, a distance of 175.0 feet to the POINT OF BEGINNING and containing 26,099 square feet or land.

                                   EXHIBIT G 4



                               ASSIGNMENT OF LEASE

      This ASSIGNMENT is entered into this 16th day of December, 1997, by and between METRIC REAL ESTATE, L.P., a California limited partnership ("Assignor"), and CAPTEC NET LEASE REALTY, INC., a Delaware corporation ("Assignee").

                                    RECITALS
                                    --------

      A. Assignor or Assignor's predecessor in interest, as lessor, has heretofore entered into that certain lease dated November 30, 1989 by and between Metric Income Trust Series, Inc., a California corporation d/b/a MITS Inc., in Texas ("MITS") and National Convenience Stores Incorporated, a Delaware Corporation ("Lessee") as amended by that certain lease amendment dated October 14, 1992 by and between MITS and Lessee (collectively, the "Lease") relating to that certain real property described in Schedule 1 attached hereto and commonly known as 2485 W. Tarrant Road, City of Grand Prairie, Texas (the "Property").

      B. Assignor and Assignee are parties to that certain Purchase and Sale Agreement dated as of October 31, 1997 pursuant to which Assignor has agreed to sell and Assignee has agreed to purchase the Property and Assignor has agreed to assign and Assignee has agreed to assume the Lease.


      For valuable consideration, receipt of which is acknowledged, Assignor and Assignee agree as follows:

      1. Assignor assigns to Assignee all of the right, title and interest of Assignor in the Lease.

      2. Assignor agrees to indemnify and hold Assignee harmless from and against any and all losses, costs, liabilities, damages and expenses, including, without limitation, reasonable attorneys' fees, accruing prior to the date hereof and arising out of the Lease.

      3. Assignee assumes as of and from the date hereof all of Assignor's obligations under the Lease.

      4. Assignee agrees to indemnify and hold Assignor harmless from and against any and all losses, costs, liabilities, damages and expenses including, without limitation, reasonable attorneys' fees, accruing on or after the date hereof and arising out of the Lease.

      5. If Assignor or Assignee is required to employ counsel to enforce any of the terms of this Agreement or for damages by reason of any alleged breach of this Agreement or for a declaration of rights hereunder, the prevailing party shall be entitled to recover its reasonable attorneys' fees and court costs incurred.

      6. This Assignment shall be binding on, and inure to the benefit of, the parties hereto, their successors in interest, and assigns.

      IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first hereinabove written.

                                    ASSIGNOR:
                                    ---------

                                    METRIC REAL ESTATE, L.P.,
                                    a California limited partnership

                                    By:  MR, Inc., a California corporation
                                    Its: General Partner

                                            By:  /s/ Kevin M. Howley
                                                 -------------------
                                            Its: President
                                                 ---------

                                    ASSIGNEE:
                                    ---------

                                    CAPTEC NET LEASE REALTY, INC.,
                                    a Delaware corporation

                                            By:  /s/
                                                 ---
                                            Its: Vice - President
                                                 ----------------



                                   SCHEDULE 1
                                   ----------

Legal Description of Property.
------------------------------

All that certain real property situated in the City of Grand Prairie, County of Tarrant, State of Texas, Described as follows:

Description of a 30,622 square foot (0.7030 acre) tract of land in the City of Grand Prairie, Tarrant County, Texas and being all of Lot 1, Block "A" of the Houseman/NCS Addition, an Addition to the City of Grand Prairie, Tarrant County, Texas, according to the plat thereof recorded in Volume 388-102, Page 43 of the Plat Records of Tarrant County, Texas. (P.R.T.C.T.) and being more particularly described by metes and bounds as follows (with bearings referenced to the plat of said Houseman/NCS Addition):

BEGINNING at a 5/8 inch iron rod set at the Intersection of the east right-of-way (R.O.W) line of Duncan Perry Road (a 70 foot R.O.W.) and the south R.O.W. line of Tarrant Road ( 100 foot R.O.W.) marking the northwest corner of Lot 1, Block "A" of said Houseman/NCS Addition, from which a 1/2 inch iron rod found bears South 15 deg. 52 min. West, 0.9 feet;

THENCE North 89 deg. 27 min. 47 sec. East, along the common north line of said Lot 1 and the South R.O.W. line of said Tarrant Road, a distance of 175.00 feet to a 5/8 inch iron rod found for the common northeast corner of said Lot 1 and the most northerly northwest corner of Lot 2, Block "A" of said Houseman/NCS Addition;

THENCE South 00 deg. 12 min. 07 sec. West, departing the south R.O.W. line of said Tarrant Road and along the common east line of said Lot 1 and a west line of said Lot 2, a distance of 175.00 feet to a 5/8 inch iron rod found for the common southeast corner of said Lot 1 and an interior corner of said Lot 2;

THENCE South 89 deg. 27 min. 47 sec. West, along the common south line of said Lot 1 and a north line of said Lot 2, a distance of 175.00 feet to a 5/8 inch iron rod found in the East R.O.W. line of Duncan Perry Road marking the common southwest corner of said Lot 1 and the most westerly northwest corner of said Lot 2;

THENCE North 00 deg. 12 min. 07 sec. East, along the common west line of said Lot 1 and the east R.O.W line of said Duncan Perry Road, a distance of 175.00 feet to the POINT OF BEGINNING of the herein described tract containing within the metes recited 30,622 square feet (0.7030 acre) of land, more or less.

                                   EXHIBIT G 5
                                   -----------



                               ASSIGNMENT OF LEASE

      This ASSIGNMENT is entered into this 16th day of December, 1997, by and between METRIC REAL ESTATE, L.P., a California limited partnership ("Assignor"), and CAPTEC NET LEASE REALTY, INC., a Delaware corporation ("Assignee").

                                    RECITALS
                                    --------

      A. Assignor or Assignor's predecessor in interest, as lessor, has heretofore entered into that certain lease dated November 30, 1989 by and between Metric Income Trust Series, Inc., a California corporation d/b/a MITS Inc., in Texas ("MITS") and National Convenience Stores Incorporated, a Delaware Corporation ("Lessee") as amended by that certain lease amendment dated October 14, 1992 by and between MITS and Lessee (collectively, the "Lease") relating to that certain real property described in Schedule 1 attached hereto and commonly known as 1201 N. Little School Road, City of Kennedale, Texas (the "Property").

      B. Assignor and Assignee are parties to that certain Purchase and Sale Agreement dated as of October 31, 1997 pursuant to which Assignor has agreed to sell and Assignee has agreed to purchase the Property and Assignor has agreed to assign and Assignee has agreed to assume the Lease.


      For valuable consideration, receipt of which is acknowledged, Assignor and Assignee agree as follows:

      1. Assignor assigns to Assignee all of the right, title and interest of Assignor in the Lease.

      2. Assignor agrees to indemnify and hold Assignee harmless from and against any and all losses, costs, liabilities, damages and expenses, including, without limitation, reasonable attorneys' fees, accruing prior to the date hereof and arising out of the Lease.

      3. Assignee assumes as of and from the date hereof all of Assignor's obligations under the Lease.

      4. Assignee agrees to indemnify and hold Assignor harmless from and against any and all losses, costs, liabilities, damages and expenses including, without limitation, reasonable attorneys' fees, accruing on or after the date hereof and arising out of the Lease.

      5. If Assignor or Assignee is required to employ counsel to enforce any of the terms of this Agreement or for damages by reason of any alleged breach of this Agreement or for a declaration of rights hereunder, the prevailing party shall be entitled to recover its reasonable attorneys' fees and court costs incurred.

      6. This Assignment shall be binding on, and inure to the benefit of, the parties hereto, their successors in interest, and assigns.

      IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first hereinabove written.

                                    ASSIGNOR:
                                    ---------

                                    METRIC REAL ESTATE, L.P.,
                                    a California limited partnership

                                    By:  MR, Inc., a California corporation
                                    Its: General Partner

                                            By:  /s/ Kevin M. Howley
                                                 -------------------
                                            Its: President
                                                 ---------

                                    ASSIGNEE:
                                    ---------

                                    CAPTEC NET LEASE REALTY, INC.,
                                    a Delaware corporation

                                            By:  /s/
                                                 ---
                                            Its: Vice - President
                                                 ----------------


                                   SCHEDULE 1
                                   ----------

Legal Description of Property.
------------------------------

All that certain real property situated in the City of Kennedale, County of Tarrant, State of Texas, described as follows:

Lot Two (2), Block One (1) of NCS Subdivision, an addition to the City of Kennedale, Tarrant County, Texas, according to the map or plat thereof, recorded in Volume 388-188, Page 82, Deed Records of Tarrant County, Texas;

Together with that certain pedestrian and vehicular access easement granted in deed dated March 29, 1985 from Harvey Properties Co. to National Convenience Stores Incorporated, recorded in Volume 8149, Page 235, Deed Records of Tarrant County, Texas; and

Together with that certain access easement dated July 10, 1990 granted by National Convenience Stores Incorporated to Metric Real Estate, L.P., recorded in Volume 9998, Page 1388 and refiled in Volume 10084, Page 228, Deed Records of Tarrant County, Texas.

                                    EXHIBIT H
                                    ---------

            Subordination, Non-Disturbance, and Attornment Agreement
            --------------------------------------------------------

Form of Subordination, non-Disturbance, and Attornment Agreement is not filed with this Amendment. Metric Income Trust Series, Inc. agrees to provide the
Securities and Exchange Commission copies of said Subordination, Non-Disturbance, and Attornment Agreement upon request.

                                   EXHIBIT I-1
                                   -----------

                           Form of FIRPTA Certificate
                           --------------------------


      To inform CAPTEC NET LEASE REALTY, INC., a Delaware corporation ("Transferee"), that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code"), will not be required upon transfer of certain real property to Transferee by METRIC REAL ESTATE, L.P., a California limited partnership ("Transferror"), the undersigned hereby certifies the following on behalf of Transferror:

      1. Transferror is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);

      2. Transferror's U.S. employer identification/social security number is as follows: 94-3113449.

      3. Transferror's office address is as follows:

                           c/o SSR Realty Advisors
                           1 California Street, Suite 1400
                           San Francisco, CA  94111-5414

      Transferror understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

      Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferror.

Date: December 16, 1997

                                    METRIC REAL ESTATE, L.P.,
                                    a California limited partnership

                                    By:  MR, Inc., a California corporation
                                    Its: General Partner

                                            By:  /s/ Kevin M. Howley
                                                 -------------------
                                            Its: President
                                                 ---------

                                   EXHIBIT I-2
                                   -----------

                           Form of FIRPTA Certificate
                           --------------------------


      To inform CAPTEC NET LEASE REALTY, INC., a Delaware corporation ("Transferee"), that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code"), will not be required upon transfer of certain real property to Transferee by METRIC REAL ESTATE, L.P., a California limited partnership ("Transferror"), the undersigned hereby certifies the following on behalf of Transferror:

      1. Transferror is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);

      2. Transferror's U.S. employer identification/social security number is as follows: 94-3113449.

      3. Transferror's office address is as follows:

                           c/o SSR Realty Advisors
                           1 California Street, Suite 1400
                           San Francisco, CA  94111-5414

      Transferror understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

      Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferror.

Date: December 16, 1997

                                    METRIC REAL ESTATE, L.P.,
                                    a California limited partnership

                                    By:  MR, Inc., a California corporation
                                    Its: General Partner

                                            By:  /s/ Kevin M. Howley
                                                 -------------------
                                            Its: President
                                                 ---------

                                   EXHIBIT I-3
                                   -----------

                           Form of FIRPTA Certificate
                           --------------------------


      To inform CAPTEC NET LEASE REALTY, INC., a Delaware corporation ("Transferee"), that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code"), will not be required upon transfer of certain real property to Transferee by METRIC REAL ESTATE, L.P., a California limited partnership ("Transferror"), the undersigned hereby certifies the following on behalf of Transferror:

      1. Transferror is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);

      2. Transferror's U.S. employer identification/social security number is as follows: 94-3113449.

      3. Transferror's office address is as follows:

                           c/o SSR Realty Advisors
                           1 California Street, Suite 1400
                           San Francisco, CA  94111-5414

      Transferror understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

      Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferror.

Date: December 16, 1997

                                    METRIC REAL ESTATE, L.P.,
                                    a California limited partnership

                                    By:  MR, Inc., a California corporation
                                    Its: General Partner

                                            By:  /s/ Kevin M. Howley
                                                 -------------------
                                            Its: President
                                                 ---------

                                   EXHIBIT I-4
                                   -----------

                           Form of FIRPTA Certificate
                           --------------------------


      To inform CAPTEC NET LEASE REALTY, INC., a Delaware corporation ("Transferee"), that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code"), will not be required upon transfer of certain real property to Transferee by METRIC REAL ESTATE, L.P., a California limited partnership ("Transferror"), the undersigned hereby certifies the following on behalf of Transferror:

      1. Transferror is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);

      2. Transferror's U.S. employer identification/social security number is as follows: 94-3113449.

      3. Transferror's office address is as follows:

                           c/o SSR Realty Advisors
                           1 California Street, Suite 1400
                           San Francisco, CA  94111-5414

      Transferror understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

      Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferror.

Date: December 16, 1997

                                    METRIC REAL ESTATE, L.P.,
                                    a California limited partnership

                                    By:  MR, Inc., a California corporation
                                    Its: General Partner

                                            By:  /s/ Kevin M. Howley
                                                 -------------------
                                            Its: President
                                                 ---------

                                   EXHIBIT I-5
                                   -----------

                           Form of FIRPTA Certificate
                           --------------------------


      To inform CAPTEC NET LEASE REALTY, INC., a Delaware corporation ("Transferee"), that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code"), will not be required upon transfer of certain real property to Transferee by METRIC REAL ESTATE, L.P., a California limited partnership ("Transferror"), the undersigned hereby certifies the following on behalf of Transferror:

      1. Transferror is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);

      2. Transferror's U.S. employer identification/social security number is as follows: 94-3113449.

      3. Transferror's office address is as follows:

                           c/o SSR Realty Advisors
                           1 California Street, Suite 1400
                           San Francisco, CA  94111-5414

      Transferror understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

      Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferror.

Date: December 16, 1997

                                    METRIC REAL ESTATE, L.P.,
                                    a California limited partnership

                                    By:  MR, Inc., a California corporation
                                    Its: General Partner

                                            By:  /s/ Kevin M. Howley
                                                 -------------------
                                            Its: President
                                                 ---------

                                   EXHIBIT K 1

                              Form of Tenant Notice
                              ---------------------



                                December 16, 1997




Ultramar Diamond Shamrock Corporation
PO Box 69600
San Antonio, TX  78269-6000
Attn:    Debbi Dirks

RE: NCS Store located at 8620 Fredericksburg Road, San Antonio, TX
    --------------------------------------------------------------


      This is to notify you that Metric Real Estate, L.P., a California limited partnership ("Seller"), has sold its fee interest in the property described above and in connection therewith has assigned its interest as landlord under your lease to Captec Net Lease Realty, Inc., a Delaware corporation ("Buyer").

      You are further notified that any security deposits or any prepaid rents under your lease have been transferred to Buyer.

      You are further notified that the project will be managed by:


                  Captec Net Lease Realty, Inc.
                  c/o Captec Financial Group
                   24 Frank Lloyd Wright Drive
                  Lobby L, 4th Floor
                  Ann Arbor, Michigan 48106
                  Attention:    David Eby
                  Telephone No. (313) 944-5505



      You are further notified that commencing as of the date hereof, all rental payments under your lease shall be paid to Buyer. Please make your rent checks payable to Buyer at the above address.

Any written notices you desire or are required to make to the landlord under your lease should be sent to Buyer at the above address.


                                Very truly yours,

                                SELLER:
                                -------

                                Metric Real Estate, L.P.,
                                a California limited partnership

                                        By:  /s/ Kevin M. Howley
                                             -------------------
                                        Its: President
                                             ---------



                                BUYER:
                                ------

                                CAPTEC NET LEASE REALTY, INC.
                                a Delaware corporation

                                        By:  /s/
                                             ---
                                        Its: Vice-President
                                             --------------

                                   EXHIBIT K 2
                                   -----------

                              Form of Tenant Notice
                              ---------------------




                                December 16, 1997





Ultramar Diamond Shamrock Corporation
PO Box 69600
San Antonio, TX  78269-6000
Attn:    Debbi Dirks

RE: NCS Store located at 5494 Babcock , San Antonio, TX
    ---------------------------------------------------

      This is to notify you that Metric Real Estate, L.P., a California limited partnership ("Seller"), has sold its fee interest in the property described above and in connection therewith has assigned its interest as landlord under your lease to Captec Net Lease Realty, Inc., a Delaware corporation ("Buyer").

      You are further notified that any security deposits or any prepaid rents under your lease have been transferred to Buyer.

      You are further notified that the project will be managed by:


                  Captec Net Lease Realty, Inc.
                  c/o Captec Financial Group
                   24 Frank Lloyd Wright Drive
                  Lobby L, 4th Floor
                  Ann Arbor, Michigan 48106
                  Attention:    David Eby
                  Telephone No. (313) 944-5505



      You are further notified that commencing as of the date hereof, all rental payments under your lease shall be paid to Buyer. Please make your rent checks payable to Buyer at the above address.

Any written notices you desire or are required to make to the landlord under your lease should be sent to Buyer at the above address.


                                Very truly yours,

                                SELLER:
                                -------

                                Metric Real Estate, L.P.,
                                a California limited partnership

                                       By:  /s/ Kevin M. Howley
                                            -------------------
                                       Its: President
                                            ---------




                                BUYER:
                                ------

                                CAPTEC NET LEASE REALTY, INC.
                                a Delaware corporation

                                       By:  /s/
                                            ---
                                       Its: Vice-President
                                            --------------

                                   EXHIBIT K 3
                                   -----------

                              Form of Tenant Notice
                              ---------------------




                                December 16, 1997





Ultramar Diamond Shamrock Corporation
PO Box 69600
San Antonio, TX  78269-6000
Attn:    Debbi Dirks

RE: NCS Store located at 3850 Alta Mesa Blvd., Fort Worth, TX
    ---------------------------------------------------------

      This is to notify you that Metric Real Estate, L.P., a California limited partnership ("Seller"), has sold its fee interest in the property described above and in connection therewith has assigned its interest as landlord under your lease to Captec Net Lease Realty, Inc., a Delaware corporation ("Buyer").

      You are further notified that any security deposits or any prepaid rents under your lease have been transferred to Buyer.

      You are further notified that the project will be managed by:


                  Captec Net Lease Realty, Inc.
                  c/o Captec Financial Group
                   24 Frank Lloyd Wright Drive
                  Lobby L, 4th Floor
                  Ann Arbor, Michigan 48106
                  Attention:    David Eby
                  Telephone No. (313) 944-5505



      You are further notified that commencing as of the date hereof, all rental payments under your lease shall be paid to Buyer. Please make your rent checks payable to Buyer at the above address.

Any written notices you desire or are required to make to the landlord under your lease should be sent to Buyer at the above address.


                                Very truly yours,

                                SELLER:
                                -------

                                Metric Real Estate, L.P.,
                                a California limited partnership

                                        By:  /s/ Kevin M. Howley
                                             -------------------
                                        Its: President
                                             ---------





                                BUYER:
                                ------

                                CAPTEC NET LEASE REALTY, INC.
                                a Delaware corporation

                                        By:  /s/
                                             ---
                                        Its: Vice-President
                                             --------------

                                   EXHIBIT K 4
                                   -----------

                              Form of Tenant Notice
                              ---------------------



                                December 16, 1997




Ultramar Diamond Shamrock Corporation
PO Box 69600
San Antonio, TX  78269-6000
Attn:    Debbi Dirks

RE: NCS Store located at 2485 W. Tarrant Rd., Grand Prairie, TX
    -----------------------------------------------------------

      This is to notify you that Metric Real Estate, L.P., a California limited partnership ("Seller"), has sold its fee interest in the property described above and in connection therewith has assigned its interest as landlord under your lease to Capec Net Lease Realty, Inc., a Delaware corporation ("Buyer").

      You are further notified that any security deposits or any prepaid rents under your lease have been transferred to Buyer.

      You are further notified that the project will be managed by:


                  Captec Net Lease Realty, Inc.
                  c/o Captec Financial Group
                   24 Frank Lloyd Wright Drive
                  Lobby L, 4th Floor
                  Ann Arbor, Michigan 48106
                  Attention:    David Eby
                  Telephone No. (313) 944-5505



      You are further notified that commencing as of the date hereof, all rental payments under your lease shall be paid to Buyer. Please make your rent checks payable to Buyer at the above address.

Any written notices you desire or are required to make to the landlord under your lease should be sent to Buyer at the above address.


                                Very truly yours,

                                SELLER:
                                -------

                                Metric Real Estate, L.P.,
                                a California limited partnership

                                        By:  /s/ Kevin M. Howley
                                             -------------------
                                        Its: President
                                             ---------




                                BUYER:
                                ------

                                CAPTEC NET LEASE REALTY, INC.
                                a Delaware corporation

                                        By:  /s/
                                             ---
                                        Its: Vice-President
                                             --------------

                                   EXHIBIT K 5
                                   -----------

                              Form of Tenant Notice
                              ---------------------




                                December 16, 1997





Ultramar Diamond Shamrock Corporation
PO Box 69600
San Antonio, TX  78269-6000
Attn:    Debbi Dirks

RE: NCS Store located at 1201 N. Little School Rd., Kennedale, TX
    -------------------------------------------------------------

      This is to notify you that Metric Real Estate, L.P., a California limited partnership ("Seller"), has sold its fee interest in the property described above and in connection therewith has assigned its interest as landlord under your lease to Captec Net Lease Realty, Inc., a Delaware corporation ("Buyer").

      You are further notified that any security deposits or any prepaid rents under your lease have been transferred to Buyer.

      You are further notified that the project will be managed by:


                  Captec Net Lease Realty, Inc.
                  c/o Captec Financial Group
                   24 Frank Lloyd Wright Drive
                  Lobby L, 4th Floor
                  Ann Arbor, Michigan 48106
                  Attention:    David Eby
                  Telephone No. (313) 944-5505



      You are further notified that commencing as of the date hereof, all rental payments under your lease shall be paid to Buyer. Please make your rent checks payable to Buyer at the above address.

Any written notices you desire or are required to make to the landlord under your lease should be sent to Buyer at the above address.


                                Very truly yours,

                                SELLER:
                                -------

                                Metric Real Estate, L.P.,
                                a California limited partnership

                                         By:  /s/ Kevin M. Howley
                                              -------------------
                                         Its: President
                                              ---------





                                BUYER:
                                ------

                                CAPTEC NET LEASE REALTY, INC.
                                a Delaware corporation

                                         By:  /s/
                                              ---
                                         Its: Vice-President
                                              --------------

                                   SCHEDULE 1
                                   ----------

                               Schedule of Leases

1.       San Antonio, Texas:
         -------------------

         Lease dated November 30, 1989, by and between Metric Income Trust Series, Inc., a California corporation d/b/a MITS Inc., in Texas and National Convenience Stores Incorporated, a Delaware corporation.

         Lease Amendment dated October 14, 1992, by and between Metric Income Trust Series, Inc., a California corporation d/b/a MITS Inc., in Texas and National Convenience Stores Incorporated, a Delaware corporation.

2.       Kennedale, Texas:
         -----------------

         Lease dated November 30, 1989, by and between Metric Income Trust Series, Inc., a California corporation d/b/a MITS Inc., in Texas and National Convenience Stores Incorporated, a Delaware corporation.

3.       Grand Prairie, Texas:
         ---------------------

         Lease dated November 30, 1989, by and between Metric Income Trust Series, Inc., a California corporation d/b/a MITS Inc., in Texas and National Convenience Stores Incorporated, a Delaware corporation.

4.       Fort Worth, Texas:
         ------------------

         Lease dated November 30, 1989, by and between Metric Income Trust Series, Inc., a California corporation d/b/a MITS Inc., in Texas and National Convenience Stores Incorporated, a Delaware corporation.

         Lease Amendment dated October 14, 1992, by and between Metric Income Trust Series, Inc., a California corporation d/b/a MITS Inc., in Texas and National Convenience Stores Incorporated, a Delaware corporation.

5.       San Antonio, Texas (Fredericksburg):
         ------------------------------------

         Lease dated November 30, 1989, by and between Metric Income Trust Series, Inc., a California corporation d/b/a MITS Inc., in Texas and National Convenience Stores Incorporated, a Delaware corporation.

         Lease Amendment dated October 14, 1992, by and between Metric Income Trust Series, Inc., a California corporation d/b/a MITS Inc., in Texas and National Convenience Stores Incorporated, a Delaware corporation.

                                   SCHEDULE 2
                                   ----------

                       Delivery Items Per Letter of Intent
                       -----------------------------------

1.       The tenant lease with respect to each Location;

2. A current preliminary title report or title commitment with copies of the exceptions;

3.       A Phase I environmental Site Assessment; and

4.       A survey of each Location.

                    Form of Seller's Final Closing Statement
                    ----------------------------------------

Seller's Final Closing Statement, dated December 23, 1997, not filed with this Amendment. Metric Income Trust Series, Inc. agrees to provide the Securities and Exchange Commission copies of said Seller's Final Closing Statement upon request.


                     Letter of Instruction to Title Company
                     --------------------------------------

Letter of Instruction to Title Company, dated December 17, 1997 (all properties), not filed with this amendment. Metric Income Trust Series, Inc. agrees to provide the Securities and Exchange Commission copies of said Letter of Instruction to Title Company upon request.

                   Commission Release by Damon Raike & Company
                   -------------------------------------------

Commission Release by Damon Raike & Company, undated, not filed with this amendment. Metric Income Trust Series, Inc. agrees to provide the Securities and Exchange Commission copies of said Commission Release by Damon Raike & Company upon request.

                      Commission Release by Arroyo & Coates
                      -------------------------------------

Commission Release by Arroyo & Coates, undated, not filed with this amendment. Metric Income Trust Series, Inc. agrees to provide the Securities and Exchange Commission copies of said Commission Release by Arroyo & Coates upon request.

                     Commission Release by The Royston Group
                     ---------------------------------------

Commission Release by The Royston Group, dated December 18, 1997, not filed with this amendment. Metric Income Trust Series, Inc. agrees to provide the Securities and Exchange Commission copies of said Commission Release by The Royston Group upon request.


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